                                                                  Exhibit 10.46



                                                                 EXECUTION COPY

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    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
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                                SYSTEM AGREEMENT

                                 by and between

                           NEON COMMUNICATIONS, INC.,

                                NEON OPTICA, INC.

                                       and

                    CONSOLIDATED EDISON COMMUNICATIONS, INC.

                                      dated

                               SEPTEMBER 14, 2000

                                TABLE OF CONTENTS

ARTICLE I
    GRANT OF IRU BY CEC TO NEON................................................2
    1.1  Grant of Indefeasible Right of Use....................................2
      1.1.1  Conveyance........................................................2
      1.1.2  Term..............................................................2
      1.1.3  Use of the Fiber Network..........................................2
    1.2  Schedule for Delivery of the NEON Fibers..............................3
      1.2.1  Regulatory Approvals................................. ............3
      1.2.2  Completion Schedule...............................................3
    1.3  Testing and Acceptance of the NEON Fibers.............................3
      1.3.1  Access to NEON Fibers for Acceptance Testing......................3
      1.3.2  Compliance and Acceptance.........................................4
      1.3.3  Noncompliance and Corrective Action...............................4
    1.4  Representations and Warranties Relating to the NEON Fibers............4
      1.4.1  Required Rights...................................................4
      1.4.2  Liens and Nondisturbance Agreements...............................5
      1.4.3  Noninterference with Operation....................................5
      1.4.4  Acknowledgement...................................................5
    1.5  Maintenance and Repair of the NEON Fibers.............................5
      1.5.1  Emergency Maintenance.............................................5
      1.5.2  Routine Maintenance...............................................6
      1.5.3  Relocation........................................................6
    1.6  Taxes, Fees and Other Governmental Impositions........................6
      1.6.1  Intent............................................................6
      1.6.2  Pre-Acceptance Impositions........................................7
      1.6.3  Post-Acceptance Impositions.......................................7
      1.6.4  Procedures........................................................7
      1.6.5  Impositions Based On Income.......................................8
      1.6.6  Relocation to Reduce Impositions..................................8
      1.6.7  Further Procedures................................................9
      1.6.8  Future Changes....................................................9
      1.6.9  Provision of Information..........................................9
      1.6.10 Excise Taxes.....................................................10
      1.6.11 Sales and Transfer Taxes.........................................10
    1.7  Condemnation, Taking or Interference.................................10
    1.8  Right of Way Fees and Revocable Consents.............................10
ARTICLE II
    INTERCONNECTION...........................................................11
    2.1  Interconnection......................................................11
    2.2  Installation Plans...................................................11
    2.3  Maintenance..........................................................11

ARTICLE III
    NETWORK OPERATION.........................................................12
    3.1  Network Performance and Operating Standards..........................12
      3.1.1  NEON Network.....................................................12
      3.1.2  CEC Network......................................................12
    3.2  Marketing Services...................................................12
      3.2.1  NEON to Act as Marketing Agent...................................12
      3.2.2  Pricing..........................................................12
      3.2.3  Exclusivity......................................................12
      3.2.4  Inter-Party Services.............................................13
      3.2.5  Acceptance of Orders.............................................13
    3.3  CEC Contributions....................................................13
      3.3.1  Cash Contributions...............................................13
      3.3.2  Operating Expense Contributions..................................13
      3.3.3  Conditions Precedent to CEC's Contributions......................14
      3.3.5  Completion of POPs...............................................14
ARTICLE IV
    RIGHTS OF CARRIAGE AND PROVISION OF TELECOMMUNICATIONS SERVICES...........15
    4.1  NEON's Exclusive Right and Obligation to Provide Service to CEC......15
    4.2  CEC's Exclusive Right and Obligation to Provide Service to NEON......15
    4.3  CEC's Services.......................................................16
      4.3.1  Service to On-Net Locations......................................16
      4.3.2  Service to Off-Net Locations.....................................16
    4.4  NEON's Services......................................................17
      4.4.1  Service to On-Net Locations......................................17
      4.4.2  Service to Off-Net Locations.....................................17
    4.5  Billing and Payment..................................................18
      4.5.1  General..........................................................18
      4.5.2  Interest on Late Payments........................................18
      4.5.3  Disputes.........................................................18
      4.5.4  Suspension of Service............................................18
      4.5.5  Interest on Disputed Amounts.....................................18
      4.5.6  Partial Months...................................................19
    4.6  Covenant Regarding Network Standards.................................19
      4.6.1  Compliance.......................................................19
      4.6.2  Error Rate; Diversity............................................19
      4.6.3  Sole Warranties..................................................19
    4.7  Outage Credits, Allowances and Termination...........................19
      4.7.1  Outage Credits for On-Net Services...............................19
      4.7.2  Limitations......................................................21
    4.8  Expiration...........................................................21
    4.9  Competition..........................................................21
ARTICLE V
    PROPRIETARY INFORMATION, TRADEMARKS AND PUBLICITY.........................22
    5.1  Proprietary Information..............................................22
      5.1.1  Protection of Proprietary Information............................22
      5.1.2  Proprietary Information Defined..................................22
      5.1.3  Ownership of Proprietary Information.............................22

      5.1.4  Exceptions.......................................................22
      5.1.5  Permitted Disclosures............................................23
    5.2 Use of Advertising Materials; Logos...................................23
    5.3  Right to Review Publicity Material...................................23
    5.4  No License to Marks..................................................23
    5.5  No License to Copyrights; Patents....................................23
    5.6  Survival.............................................................23
ARTICLE VI
    INDEMNIFICATION AND INSURANCE.............................................24
    6.1  Indemnification......................................................24
    6.2  Insurance............................................................24
ARTICLE VII
    MISCELLANEOUS.............................................................25
    7.1  Assignment...........................................................25
    7.2  Liens................................................................25
    7.3  Force Majeure........................................................25
    7.4  Default..............................................................26
      7.4.1  Defaults.........................................................26
      7.4.2  Remedies.........................................................26
      7.4.3  Limitations of Liability.........................................26
    7.5  Notices..............................................................27
      7.5.1  Addresses........................................................27
      7.5.2  Method of Delivery...............................................27
    7.6  Governing Law........................................................28
    7.7  Dispute Resolution...................................................28
      7.7.1  General..........................................................28
      7.7.2  Arbitration......................................................28
      7.7.3  Pending Resolution...............................................28
    7.8 Headings..............................................................28
    7.9 Plurals and Conjunctions..............................................28
    7.10 Severability.........................................................29
    7.11 Amendments...........................................................29
    7.12 No Imputed Waiver....................................................29
    7.13 Entire Agreement.....................................................29
    7.14 Counterparts.........................................................29
    7.15 Relationship of Parties..............................................29
    7.16 Compliance With Law..................................................29
    7.17 Guaranty of CEC's Obligations........................................29
    7.18 Glossary of Terms....................................................30

Appendix 1.1.1    -        Description of the NEON Fibers

Appendix 1.3.1    -        Acceptance Test Plan

Appendix 1.4.2    -        Encumbrances on the NEON Fibers

Appendix 1.5.2    -        CEC Routine Maintenance Schedule

Appendix 3.1.1    -        Network Standards

Appendix 3.3.1    -        Equipment

Appendix 3.3.2    -        Schedule of Operating Expense Contributions

Appendix 4.3.1(a) -        CEC's Services and Pricing

Appendix 4.3.1(c) -        Processing of Service Orders for On-Net Services

Appendix 4.4.1(a) -        NEON's Services

Appendix 7.18(i)  -        NEON's POPs

Appendix 7.18(ii).-        CEC POPs

                                SYSTEM AGREEMENT

     This SYSTEM AGREEMENT dated as of September 14, 2000 by and between NEON Communications, Inc., a Delaware corporation ("NEON"), NEON Optica, Inc., a Delaware corporation and a wholly owned subsidiary of NEON ("NEON Optica"), and Consolidated Edison Communications, Inc., a New York corporation ("CEC"). NEON and CEC are sometimes referred to together as the "Parties" and, individually, as a "Party." References in this Agreement to "NEON" (including the term "Party" as it refers to NEON) shall mean NEON and/or NEON Optica, as the context requires, and NEON and NEON Optica shall be jointly and severally liable for their respective representations, warranties and obligations hereunder.

                                    RECITALS

     WHEREAS the potential efficiencies and economies of scale, increased aggregate market and expanded geographic coverage makes a business arrangement integrating their separate systems attractive to NEON and CEC;

     WHEREAS, NEON, through NEON Optica, and CEC own and operate certain telecommunications facilities which they wish to make available for each other's use;

     WHEREAS, NEON and CEC desire to provide for the joint marketing, maintenance and operation of certain of their telecommunications facilities and services and to provide certain services to each other and their respective customers;

     WHEREAS, NEON and CEC are parties to a Subscription Agreement dated as of November 23, 1999 (as amended to date, the "Subscription Agreement") providing for the issuance to CEC of the CEC NEON Shares (as defined in the Subscription Agreement);

     WHEREAS, the execution, delivery and performance of this Agreement by CEC represents the consideration contributed for the CEC NEON Shares to be received by CEC pursuant to the terms of the Subscription Agreement;

     WHEREAS in connection with the transactions contemplated by this Agreement and the Subscription Agreement, and for good business reasons, immediately prior to the execution of this Agreement, NEON's wholly-owned subsidiary NEON Acquisition, Inc. ("NEON Acquisition") has merged with and into NEON's former sole stockholder, NEON Optica, pursuant to Section 251(g) of the Delaware General Corporation Law, and the terms and conditions of an Agreement and Plan of Merger by and among NEON, NEON Acquisition and NEON Optica dated as of the date of this Agreement, with NEON Optica being the surviving entity and a wholly-owned subsidiary of NEON (the "Reorganization"); and

     WHEREAS for federal income tax purposes it is intended that the Reorganization and the Contribution Transactions (as defined in the Subscription Agreement) qualify as exchanges under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

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     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I

                           GRANT OF IRU BY CEC TO NEON

     1.1 GRANT OF INDEFEASIBLE RIGHT OF USE.

          1.1.1 CONVEYANCE. Effective as of the Acceptance Date (as defined in
Section 1.3.2), CEC grants to NEON an exclusive, indefeasible right of use ("IRU") in the fiber filaments in and between the locations, by the manufacturers' type and in the number described on APPENDIX 1.1.1 attached to this Agreement (the "NEON Fibers"). For the avoidance of doubt, this IRU is granted to NEON Communications, Inc.

          1.1.2 TERM. The term of the IRU conveyed in the NEON Fibers shall commence on the Acceptance Date and shall terminate on the earlier of (i) 99 years thereafter or (ii) the end of the operational or physical life of the NEON Fibers, provided that the end of such operational or physical life shall be deemed to be no earlier than 25 years after the Acceptance Date (the "IRU Term"). For purposes of this Agreement (other than the conveyance of the IRU from CEC to NEON as set forth in the preceding sentence, there shall be, unless otherwise stated (as in Section 4.8 of this Agreement), an initial term which shall commence on the Acceptance Date and terminate 20 years thereafter (the "Initial Term"). Unless either Party provides notice to the other Party at least 365 days prior to the end of the Initial Term of its desire to terminate the remaining terms and conditions of this Agreement (other than the conveyance of the IRU) upon the expiration of the Initial Term, then such remaining terms and conditions shall automatically be extended for one additional five-year term (the "Initial Extension"). Unless either Party provides notice to the other Party at least 365 days prior to the end of the Initial Extension or any Renewal Term (as defined below), of its desire to terminate the remaining terms and conditions of this Agreement (other than the conveyance of the IRU) upon the expiration of such Initial Extension or Renewal Term, then such remaining terms and conditions of this Agreement shall automatically be extended for additional successive five-year terms (each, a "Renewal Term") on such terms and conditions as may be negotiated in good faith by the Parties. CEC shall have no responsibility for extending the operational or physical life of the NEON Fibers beyond the expiration of the Initial Term and, if applicable, the Initial Extension.

          1.1.3 USE OF THE FIBER NETWORK. Subject to the terms and conditons of the applicable broadband telecommunications franchise and the License and Operating Agreement made as of June 14, 1999 by and between CEC and Consolidated Edison Company of NEwy York, Inc. (the "L&O Agreement"), NEON may use the NEON Fibers for [**] purpose. NEON shall have no limitations on the types of electronics, optronics or technologies employed to utilize the NEON Fibers, except for those limitations required to support Inter-Party Services (as defined herein). CEC acknowledges that it has no right to use any portion of the NEON Fibers during the IRU Term.

     1.2 SCHEDULE FOR DELIVERY OF THE NEON FIBERS.

          1.2.1 REGULATORY APPROVALS. CEC shall obtain and/or maintain all regulatory and other governmental approvals required by law in connection with its grant of an IRU in the NEON Fibers and its delivery of the NEON Fibers to NEON under this Agreement, including (i) receipt from the New York State Public Service Commission (the "PSC") of a Certificate of Public Convenience and Necessity authorizing CEC to operate a facilities-based wholesale carrier; (ii) final approval by the PSC of the petition under Sections 70 and 119a of the New York State Public Service Law related to the L&O Agreement; (iii) receipt from the City of New York of a broadband telecommunications franchise and receipt by CEC and any of its affiliates of all final approvals required by the City of New York to authorize the transactions contemplated by the Subscription Agreement, the Related Agreements and the L&O Agreement; (iv) the filing and waiting period requirements relating to the HSR Act; and (v) receipt of final approvals from all other Governmental Authorities that are required as a prerequisite to the transactions contemplated by this Agreement, the Related Agreements and the L&O Agreement (the "Required Regulatory Approvals") and all other approvals necessary for CEC's performance hereunder, provided, however, that upon the initial expiration of the broadband telecommunications franchise from the City of New York 15 years after the receipt of such franchise, CEC shall be obligated to use only commercially reasonable efforts to effect a renewal of such franchise, and provided further, however that after the initial expiration of the L&O Agreement 25 years after final approval by the PSC, CEC shall be obligated only to use commercially reasonable efforts to renew the L&O Agreement. CEC and NEON acknowledge that, in the event CEC does not obtain renewal of its broadband telecommunications franchise from New York City or renewal of the L&O Agreement from Consolidated Edison Company of New York, Inc., NEON may seek to obtain a broadband telecommunications franchise from New York City or to negotiate a License and Operating Agreement with the Consolidated Edison Company of New York, Inc. NEON and CEC further acknowledge that CEC shall have no liability for failure to obtain renewal of the broadband telecommunications franchise from New York City or for failure to renew the L&O Agreement unless, in either case, CEC has failed to use commercially reasonable efforts to do so.

          1.2.2 COMPLETION SCHEDULE. On or before the date hereof (the "Target Date"), the NEON Fibers shall be completely installed and tested in accordance with the Specifications, whereupon CEC shall provide written notice of the availability of the NEON Fibers to NEON (the "Completion Notice"). Nothing contained herein shall prohibit the Parties from undertaking a joint testing program.

     1.3 TESTING AND ACCEPTANCE OF THE NEON FIBERS.

          1.3.1 ACCESS TO NEON FIBERS FOR ACCEPTANCE TESTING. Unless a joint testing program has been agreed to by the Parties, within five days of NEON's receipt of the Completion Notice, NEON shall notify CEC of the dates and times (the "Initial Testing Dates") on which NEON will determine whether the NEON Fibers are installed and operational in accordance with the Specifications ("Acceptance Testing"). CEC shall provide NEON with access to the NEON Fibers for Acceptance Testing at the times and on the dates requested by NEON. NEON shall conduct Acceptance Testing in good faith and without unreasonable delay in accordance with the procedures set forth in the Acceptance Test Plan attached as APPENDIX 1.3.1

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(the "Acceptance Test Plan") and shall complete its Acceptance Testing within thirty (30) days after the last of the Initial Testing Dates (the "Acceptance Test Plan Date").

          1.3.2 COMPLIANCE AND ACCEPTANCE. NEON shall provide CEC with prompt written notice of the results of its Acceptance Testing within five (5) days after the Acceptance Test Plan Date (the "Acceptance Notice Date"). Upon receipt of such notice by CEC indicating NEON's acceptance of the NEON Fibers, or in the absence of such written notice, the NEON Fibers shall be deemed accepted by NEON (the "Acceptance Date"). On or prior to the Acceptance Notice Date, CEC shall provide NEON with (a) as-built drawings reflecting the route of the NEON Fibers,
(b) all technical specifications of the optical fiber cable, associated splices and other equipment used in installing and providing the NEON Fibers, (c) a list of names and 24-hour telephone numbers for CEC personnel responsible for maintaining and repairing the NEON Fibers and (d) other material information as the Parties shall agree.

          1.3.3 NONCOMPLIANCE AND CORRECTIVE ACTION. If all or a portion of the NEON Fibers do not meet the Specifications, NEON shall provide CEC with written notice thereof on or before the Acceptance Notice Date, which notice shall specify in reasonable detail the portions of the NEON Fibers that are out of compliance with the Specifications. Upon receipt of such notice, CEC shall use its best efforts with respect to the portion of the NEON Fibers that are not in compliance with the Specifications to take all necessary corrective action to bring such portion into compliance with the Specifications. After taking such corrective action, NEON shall promptly conduct Acceptance Testing of the NEON Fibers and provide CEC with prompt written notice of the results of its Acceptance Testing in accordance with this Section 1.3. The Parties shall comply with the procedures set forth in this Section 1.3 as many times as necessary to ensure that the NEON Fibers are installed and operational in accordance with the Specifications. Any dispute arising under this Section 1.3 shall be resolved in accordance with the provisions of Section 7.7 of this Agreement.

     1.4 REPRESENTATIONS AND WARRANTIES RELATING TO THE NEON FIBERS.

          1.4.1 REQUIRED RIGHTS. CEC represents that it has obtained (or will have obtained prior to the delivery of the NEON Fibers pursuant to Section 1.2.2) all Required Rights (as defined below) and other rights, licenses, permits and authorizations necessary to grant to NEON an IRU in the NEON Fibers and to maintain such NEON Fibers in accordance with this Agreement. CEC shall, [**], defend and protect CEC's rights in and interests under the Required Rights and NEON's right to use the NEON Fibers as provided in this Agreement against interfering or infringing rights, interests or claims of third parties, which defense and protection shall include, without limitation, the acquisition of additional or substantially similar rights necessary to preserve NEON's right to use the NEON Fibers in the manner contemplated by this Agreement. CEC shall use [**] to notify NEON promptly of the occurrence of any event which could reasonably be foreseen to give rise to any damage to or loss of the functionality of the NEON Fibers. Without limiting the generality of the foregoing, CEC shall promptly forward to NEON a copy of any notice of default received by CEC with respect to its obligations under any of the Required Rights if such default is not promptly cured by CEC. CEC agrees, so long as such action would not violate the terms of any Required Right, upon request of NEON, to execute, file and/or record such documents or instruments as NEON shall deem reasonably necessary or appropriate to evidence or safeguard the IRU granted to NEON hereunder.

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          1.4.2 LIENS AND NONDISTURBANCE AGREEMENTS. Except as set forth on
APPENDIX 1.4.2 hereto, CEC represents that, to its knowledge, the NEON Fibers are not subject to (or, subsequent to the delivery of the NEON Fibers pursuant to Section 1.2.2, will not be subject to) any mechanics', artisans' or materialmens' lien, or other encumbrance (each, an "Encumbrance"), chargeable to or through CEC or Parent (as defined herein) which is not fully subordinated to NEON's rights under this Agreement. CEC agrees that, from and after the execution of this Agreement during the Initial Term, the Initial Extension and any Renewal Term, CEC shall keep the NEON Fibers and the IRU granted hereunder free from any liens or security interests of any third party attributable to CEC. In addition, CEC agrees that it shall use [**] to obtain from any entity in favor of which CEC or Parent has granted a security interest or lien on all or part of the NEON Fibers, a written nondisturbance agreement substantially to the effect that such lienholder acknowledges NEON's rights and interests in and to the NEON Fibers and the IRU granted under this Agreement and agrees that such lienholder shall take no action that diminishes, disturbs, impairs or interferes with the NEON Fibers so long as NEON complies with the terms of this Agreement.

          1.4.3 NONINTERFERENCE WITH OPERATION. Neither CEC nor NEON shall use any fibers in its Network in any way which materially interferes with or materially adversely affects the use of the fibers in the other Party's Network, and shall obtain a similar agreement from any person or entity that acquires the right to use fibers controlled by that Party after the date hereof to the extent that such use might materially interfere with or materially adversely affect the use of the fibers in the other Party's Network.

          1.4.4 ACKNOWLEDGEMENT. NEON acknowledges that the NEON Fibers will be located in, on, over or through licensed property that is in close proximity to electrical cables that are subject to fault, burnout or other malfunction which can result in damage, destruction or disruption to the NEON Fibers, and that, without limiting Section 1.5.1 of this Agreement, such damage, destruction or disruption will be, or could result in, a "Failure" as defined in Section 1.5.1 of this Agreement. NEON acknowledges that neither Consolidated Edison Company of New York, Inc., Parent nor any of its Affiliates assumes any liability for any such damage, destruction or disruption.

     1.5 MAINTENANCE AND REPAIR OF THE NEON FIBERS.

          1.5.1 EMERGENCY MAINTENANCE. If the operation of the NEON Fibers at any time during the Initial Term, the Initial Extension and any Renewal Term shall be interrupted, impaired or otherwise shall fail to comply with the Specifications in a manner that results in an interruption or impairment of service (a "Failure"), CEC shall promptly perform maintenance and repair to correct the Failure. In the event of a Failure or the occurrence of an event which may reasonably be foreseen to give rise to a Failure, NEON, to assist CEC in its maintenance activities, shall notify CEC of the Failure or the occurrence of such event and, if reasonably feasible, diagnose the trouble through OTDR testing or other means and ascertain and notify CEC of the location of the Failure or such foreseeable Failure. NEON shall have the right, but not the obligation, to have a reasonable number of persons present during any maintenance or

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repair operations as necessary to ensure that the NEON Fibers comply with the
Specifications. During the Initial Term, the Initial Extension and any Renewal Term, the Parties agree to the following emergency maintenance standards: (a) CEC shall respond to any Failure within two (2) hours after receiving a report from NEON of the Failure, (b) CEC shall use its best efforts to restore the NEON Fibers as promptly as practicable after receiving such notification and (c) CEC shall focus its restoration efforts at any given time on at least that number of NEON Fibers as is proportionate to the total number of fibers as is contained in the affected cable. During the Initial Term and the Initial Extension, CEC shall absorb all costs and expenses of repairing a Failure up to the first $[**]. Any costs and expenses of repairing a Failure over $[**] shall be reimbursed pro rata to CEC by NEON as determined by reference to the proportion which the number of NEON Fibers in the affected cable bears to the total number of fibers in the affected cable. The costs for such repair services during any Renewal Term shall be billed to NEON at CEC's standard rates then in effect, except as otherwise agreed between the Parties.

          1.5.2 ROUTINE MAINTENANCE. CEC will schedule and perform at its own cost specific periodic maintenance and repair activities during the Initial Term and the Initial Extension in accordance with the schedule attached hereto as APPENDIX 1.5.2 ("CEC Routine Maintenance Schedule"). The costs for such maintenance and repair services during any Renewal Term shall be at CEC's standard rates then in effect, except as otherwise agreed between the Parties.

          1.5.3 RELOCATION. If after the Acceptance Date, CEC is required to relocate any portion of the NEON Fibers by a third party with legal authority to so require (other than as a result of a taking, condemnation or interference, which events shall be governed by Section 1.7), or if NEON agrees to relocate any portion of the NEON Fibers, CEC shall proceed with such relocation, and shall have the right, in good faith, reasonably to determine the extent of, the timing of, and methods to be used for such relocation; PROVIDED THAT any such relocation (a) shall be constructed and tested in accordance with the Specifications and (b) shall not materially adversely affect the operations, performance or connection points with NEON's Network. NEON shall reimburse CEC for NEON's proportionate share (based on the proportion of the NEON Fibers to the total fibers in the relocated cable) of reasonable relocation expenses incurred by CEC, less any reimbursement received by CEC from one or more third parties, PROVIDED, HOWEVER, THAT NEON shall have no liability for any cost of any relocation initiated during the first [**] years of the Initial Term or any relocation resulting from the failure of CEC to possess a Required Right. In the event that such a relocation results in an interruption to service over the NEON Fibers, CEC shall use [**] to make alternative fiber or capacity on CEC's Network available to NEON on a [**] to mitigate any such interruption of service on the NEON Fibers.

     1.6 TAXES, FEES AND OTHER GOVERNMENTAL IMPOSITIONS.

          1.6.1 INTENT. The parties acknowledge and agree that it is their mutual objective and intent (i) to minimize, to the extent feasible, the aggregate Impositions, payable with respect to CEC's Network and (ii) to share such Impositions according to their respective interests in CEC's Network. The parties agree to cooperate with each other and coordinate their mutual efforts to achieve these objectives in accordance with the provisions of this Section 1.6.1.

          1.6.2 PRE-ACCEPTANCE IMPOSITIONS. CEC shall be responsible for and shall timely pay, before any interest or penalty shall accrue thereon, all Impositions with respect to the construction or operation of CEC's Network which are (i) imposed or assessed prior to the Acceptance Date or (ii) imposed or assessed after the Acceptance Date with respect to events which occurred or the ownership of property or obligations of CEC prior to the Acceptance Date. CEC shall have the right to challenge any such Impositions without payment therefor, as provided in the preceding sentence, so long as the challenge of such Impositions does not materially adversely affect the title, rights or property to be delivered to NEON pursuant to this Agreement, or delay the delivery of such title, rights or property.

          1.6.3 POST-ACCEPTANCE IMPOSITIONS. Except as to Impositions described in clause (ii) of Section 1.6.2, following the Acceptance Date, CEC shall timely pay, before any interest or penalty shall accrue thereon, all Impositions imposed upon or with respect to CEC's Network to the extent such Impositions may not be separately assessed or imposed upon or against the respective interests of CEC and NEON in CEC's Network; provided that, upon receipt of a notice of any such Imposition, CEC shall promptly notify NEON of such Imposition and, following payment of such Imposition by CEC, NEON shall promptly reimburse CEC for its proportionate share of such Imposition, which shall be determined as follows:

          (a) to the extent possible, based upon the manner and methodology used by the particular authority imposing such Impositions; or

          (b) if the same cannot be so determined, then based upon NEON's proportionate share of the total fiber count in the affected portion of CEC's Network.

CEC shall provide NEON with reasonable supporting documentation for Impositions for which CEC seeks reimbursement. If CEC's assessed value, for property tax purposes, is based on its entire operation in any state (i.e., central and/or unitary assessment), CEC and NEON shall work together in good faith to allocate a proper portion of said assessment to CEC and to NEON's interest in CEC's Network.

          1.6.4 PROCEDURES. After the Acceptance Date, upon notice of the assertion or proposed assertion of any Imposition, CEC shall promptly and in good faith consult with NEON concerning the underlying facts and whether to contest or continue to contest such assertion or proposed assertion.

          (a) Notwithstanding any provision herein to the contrary, CEC shall have the right to contest any Imposition during the IRU Term, provided, however such contest does not materially, adversely affect the title, rights or property to be delivered to NEON pursuant to this Agreement. The out-of-pocket costs and expenses (including reasonable attorneys' fees) incurred by CEC in any such contest shall be shared by CEC and NEON in the same proportion as to which the parties share in any such Imposition, as it was originally assessed. Any refunds or credits resulting from a contest brought pursuant to this Section 1.6.4 shall be divided between CEC and NEON in the same proportion as to which such refunded or credited Imposition was borne by CEC and NEON. CEC shall provide timely notice of any challenge to any Imposition to NEON. If NEON objects to such challenge in writing within ten (10) Business Days after receipt of such notice from CEC, and CEC proceeds with such challenge, CEC shall conduct such challenge at its own cost and expense, provided that NEON shall not receive the benefit of any refund or credit, if any, or any portion thereof, obtained as a result of such challenge, nor shall NEON be responsible in that circumstance for interest, penalty, or other delinquent payment charges resulting from such challenge.

          (b) Notwithstanding any provision herein to the contrary, NEON shall have the right to contest any Imposition during the IRU Term upon written notice to CEC, provided however, such contest does not materially, adversely affect the title, property or rights of CEC. The out-of-pocket costs and expenses (including reasonable attorneys' fees) incurred by the Parties in any such contest shall be shared by NEON and CEC in the same proportion as to which the Parties shared in such Imposition, as it was originally assessed. Any refunds or credits resulting from a contest brought pursuant to this Section 1.6.4(b) shall be divided between NEON and CEC in the same proportion as to which such refunded or credited Imposition was borne by NEON and CEC. If CEC objects to such challenge in writing within ten (10) Business Days after receipt of such notice from NEON, and NEON proceeds with such challenge, NEON shall conduct such challenge at its own cost and expense, provided that CEC shall not receive the benefit of any refund or credit, if any, or any portion thereof, obtained as a result of such challenge. If NEON is audited with respect to an Imposition or contests an Imposition, with or without objection by CEC, CEC will cooperate fully with NEON and will provide complete and accurate documentation in order for NEON to appropriately pursue such matters and/or to minimize any applicable tax assessment.

          1.6.5 IMPOSITIONS BASED ON INCOME. Following the Acceptance Date, CEC and NEON, respectively, shall be separately responsible for any and all Impositions (i) expressly or implicitly imposed upon, based upon, or otherwise measured by the gross receipts, gross income, net receipts or net income received by or accrued to such party due to its ownership or use of the NEON Fibers, or (ii) which have been separately assessed or imposed upon the respective ownership interest of such party in CEC's Network, PROVIDED THAT, NEON shall not be responsible for, and CEC shall indemnify NEON and hold it harmless from, any franchise fees payable to the City of New York as result of CEC's ownership of shares of the CEC NEON Shares or designation of a member of the Board of Directors of NEON. The foregoing proviso shall have no force or effect if such franchise fees are payable by NEON as a result of NEON's having its own franchise agreement with New York City. Notwithstanding any provision herein to the contrary, either Party shall have the right to contest by appropriate proceedings any Imposition described in this Section 1.6.5. In such event, the Party pursuing such contest shall indemnify and hold the other Party harmless from any expense, legal action or cost, including reasonable attorneys' fees, resulting from such Party's exercise of its rights hereunder. In the event of any refund, rebate, reduction or abatement to such Party of any such Imposition imposed upon and/or paid by such Party, such Party shall be entitled to receive the entire benefit of such refund, rebate, reduction or abatement attributable to its use of CEC's Network.

          1.6.6 RELOCATION TO REDUCE IMPOSITIONS. If NEON has exhausted all its rights of appeal in protesting any Imposition affecting the NEON Fibers and has failed to obtain the relief sought in such proceedings or appeals ("Finally Determined Taxes and Fees"), NEON and CEC may jointly agree to relocate a portion of CEC Network (including the affected NEON Fibers) to bypass the jurisdiction which had imposed or assessed such Finally Determined Taxes and Fees with the total costs thereof to be shared proportionately as follows: (i) if the affected portion of

CEC's Network includes any conduit other than the conduit in which the NEON Fibers are located, the total costs of relocation of the conduits (i.e., relocation of the conduits only without regard to whether the conduits contain fibers) shall be allocated based on the overall number of conduits in CEC's Network which are relocated; and (ii) such costs allocated to the conduit carrying the NEON Fibers plus the costs specifically associated with the relocation of the fiber (i.e., relocation of the fiber only without regard to relocation of conduit) to be further allocated to NEON based upon NEON's proportionate share of (A) all costs of fiber acquisitions, splicing and testing, prorated based on the total fiber count in the cable, as so relocated; and (B) all other costs associated with the relocation of the conduit housing the affected cable, prorated based upon the total number of interest holders in the affected cable, as so relocated. CEC shall deliver to NEON updated as-built drawings with respect to the relocated portion of CEC's Network not later than 60 days following the completion of such relocation. If NEON and CEC do not agree to relocate the affected portion of CEC's Network within 60 days after a written request by NEON, NEON shall have the right to terminate its use of the NEON Fibers in the affected portion of CEC's Network. Such termination shall be effective on the date specified by NEON in a written notice of termination, which date shall be at least 90 days after the date of such notice. Upon such termination, the IRU in the affected portion of CEC's Network shall immediately terminate.

          1.6.7 FURTHER PROCEDURES. Notwithstanding the provisions of Section 1.6.6, with respect to any Impositions relating to CEC's Network which are imposed upon both CEC and NEON (or both of their respective interests therein), NEON, at its option, shall have the right to direct and manage any such contest; subject, however, to reasonable and appropriate consultation with CEC, and CEC hereby agrees to cooperate with NEON in any such contest. Notwithstanding the foregoing, NEON shall not be entitled to make any settlement with respect to any such Imposition without the prior written consent of CEC. The right of NEON to contest any Imposition pursuant to this Section 1.6.7 shall be contingent upon reasonable and appropriate assurances that any such contest will not adversely affect CEC's right, title, and interest in and to the CEC Network or any of CEC's rights hereunder.

          1.6.8 FUTURE CHANGES. CEC and NEON agree to cooperate fully in the preparation of any returns or reports relating to the Impositions. CEC and NEON further acknowledge and agree that the provisions of this Section 1.6 are intended to allocate the Impositions expected to be assessed against or imposed upon the Parties with respect to CEC's based upon the procedures and methods of computation by which Impositions generally have been assessed and imposed to date, and that material changes in the procedures and methods of computation by which such Impositions are assessed and imposed could significantly alter the fundamental economic assumptions of the Parties underlying the transactions hereunder to the Parties. Accordingly, the Parties agree that, if in the future the procedures or methods of computation by which Impositions are assessed or imposed against the Parties, or either of them, change materially from the procedures or methods of computation by which they are imposed as of the date hereof, the Parties will negotiate in good faith an amendment to the provisions of this Section 1.6 in order to preserve, to the extent reasonably possible, the economic intent and effect of this Section 1.6.

          1.6.9 PROVISION OF INFORMATION. In connection with any inquiry from any governmental authority, each of the Parties hereby agrees to provide the other Party with such

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information concerning itself as such other Party may reasonably request, including information necessary for the calculation of revenues for franchise fee purposes and records or information required to be kept pursuant to the rules and regulations of governmental authorities.

          1.6.10 EXCISE TAXES. For the avoidance of doubt, the Parties hereby acknowledge that NEON shall be responsible for any property, excise or similar taxes levied in respect of any POP or optronic equipment owned or leased by or under the control of NEON, and that the party which holds legal title to the NEON Fibers shall be responsible for any property, excise or similar taxes levied in respect of the NEON Fibers. The cost-sharing provisions of this Agreement, including, without limitation, the cost-sharing provisions of this
Article I, shall not apply to the property, excise or similar taxes described in this Section 1.6.10.

          1.6.11 SALES AND TRANSFER TAXES. For the avoidance of doubt, the Parties hereby acknowledge that CEC shall be responsible for any sales or transfer taxes arising out of the grant of the IRU in the NEON Fibers contemplated by this Agreement.

     1.7 CONDEMNATION, TAKING OR INTERFERENCE. CEC shall promptly notify NEON upon its receipt of a formal written notice of condemnation, taking or interference with the NEON Fibers, or of any requirement by any Governmental Authority to alter or relocate the NEON Fibers, or of any proceeding filed or threatened against a portion of CEC's Network containing the NEON Fibers or CEC's property in or upon which the NEON Fibers shall have been installed. If a taking, condemnation, interference or any other requirement of a Governmental Authority requires relocation of the portion of CEC's Network containing the NEON Fibers, CEC shall use its best efforts to obtain an alternative route over which the NEON Fibers may be relocated. The cost for such relocation shall be borne by NEON and CEC in proportion to the number of NEON Fibers over the total number of fibers within the cable(s) to be relocated, less any compensation received by CEC in connection with such relocation. CEC shall be entitled to use any condemnation or relocation proceeds otherwise payable to NEON to defray the cost of such relocation of CEC's Network along such alternative route. Subject to the foregoing, both Parties shall be entitled, to the extent permitted under applicable law, to participate in any condemnation, taking or interference proceedings to seek to obtain compensation by either joint or separate awards for the economic value of their respective interests. CEC shall not sell the NEON Fibers to an acquiring agency, authority or other party in lieu of condemnation without notice to NEON. Notwithstanding anything in this Section
1.7 to the contrary, for a period of five years following the Acceptance Date, CEC will be responsible for the costs associated with the relocation of the NEON Fibers as a result of any condemnation, taking, interference or relocation, as follows: [**]% of such costs incurred during the first year after the Acceptance Date, [**]% of such costs incurred during the second year after the Acceptance Date, [**]% of such costs incurred during the third year after the Acceptance Date, [**]% of such costs incurred during the fourth year after the Acceptance Date and [**]% of such costs incurred during the fifth year after the Acceptance Date and [**]% of such costs incurred thereafter.

     1.8 RIGHT OF WAY FEES AND REVOCABLE CONSENTS. The Parties agree that CEC shall be responsible for the payment of any fees for rights-of-way and revocable consents, including fees payable under the L&O Agreement ("ROW Fees") for CEC's Network and the NEON Fibers during the Initial Term and the Initial Extension. During any Renewal Term, NEON shall be responsible for a proportional share of any ROW Fees and revocable consents, as determined by reference to the number of NEON Fibers in a particular cable to the total number of fibers in that same cable.

                                   ARTICLE II

                                 INTERCONNECTION

     2.1 INTERCONNECTION. At each POP leased by NEON within the territory served by CEC's Network, NEON shall provide a Demarcation Point ("Demarcation Point") at the NEON New York City POP at which point CEC will interconnect its Network with NEON's Network. NEON shall provide the necessary interconnection cabling from NEON's equipment to the Demarcation Point. CEC shall provide cabling from the Demarcation Point to CEC's Network.

     2.2 INSTALLATION PLANS. No later than thirty (30) days prior to the date on which CEC intends to interconnect its Network to NEON's Network at the Demarcation Point, CEC shall submit for NEON's review all engineering plans and specifications pertaining to CEC's interconnection.

     2.3 MAINTENANCE. NEON shall maintain its equipment in a manner that will not physically, optically or electrically interfere with facilities of CEC. CEC shall maintain its equipment in a manner that will not physically, optically or electrically interfere with the facilities of NEON.



                                      -11-
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                                   ARTICLE III


                                NETWORK OPERATION

     3.1 NETWORK PERFORMANCE AND OPERATING STANDARDS.

          3.1.1 NEON NETWORK. NEON covenants that NEON's Network will perform and operate in accordance with the standards set forth in APPENDIX 3.1.1.

          3.1.2 CEC NETWORK. CEC covenants that CEC's Network will perform and operate in accordance with the standards set forth in APPENDIX 3.1.1.

     3.2 MARKETING SERVICES.

          3.2.1 MARKETING OF INTER-PARTY SERVICES. CEC hereby appoints NEON to perform, and NEON shall perform, all sales and marketing services for CEC relating to telecommunication products and services sold to certificated carriers that utilize CEC's Network and NEON's Network, including the NEON Fibers during the Initial Period and any Extension (as such terms are defined in Section 4.8) ("Inter-Party Services"). CEC hereby grants to NEON [**], subject to the terms set forth in this Agreement, including without limitation those set forth in this Section 3.2 and Article IV.

          3.2.2 PRICING.

          (a) NEON shall [**]. CEC's price for such Inter-Party Services shall be subject to change from time to time, but shall not be changed for a particular customer for a period of [**] days after such price has been quoted to NEON if a price has been quoted by NEON to such customer.

          (b) CEC's price for its portion of Inter-Party Services between any locations [**].

          3.2.3 EXCLUSIVITY. NEON shall be the exclusive sales and marketing party with respect to Inter-Party Services, and all such sales, whether initiated by NEON or CEC, shall be finalized through NEON. In performing such sales and marketing services, NEON shall at all times during the Initial Period and any Extension retain competent employees and contractors who have sales and marketing skills appropriate for the services being rendered by NEON under this Section 3.2. CEC shall refer all customers for Inter-Party Services to NEON. NEON will pay commissions to CEC in respect of Inter-Party Services sold to customers referred to NEON by CEC at commission rates [**]. NEON shall refer to CEC all customers for telecom products and services that use solely CEC's Network. CEC will pay commissions to NEON in respect of any such Services using solely CEC's Network sold by CEC to customers referred by NEON at commission rates [**].

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          3.2.4 INTER-PARTY SERVICES. NEON's obligation to market and sell
Inter-Party Services shall include, without limitation, the following sales and marketing services to the best of NEON's abilities with the goal of maximizing sales on CEC's Network:

          (a) the development and implementation of a marketing program and plan for sales of Inter-Party Services, specifically telecommunications services employing the integration of CEC's Network and NEON's Network (including the NEON Fibers);

          (b) making contact with, or otherwise initiating sales relationships with potential customers;

          (c) exercise responsibility for all sales relationships with potential customers, including sales engineering, sales support, after-sales record keeping and support; and

          (d) all billing, collection and distribution of revenues shall be performed by NEON.

     In marketing and selling Inter-Party Services, NEON may take orders for Inter-Party Services in the name of NEON and may promote the NEON(R) brand as the brand name of the Inter-Party Services. All sales will be made on the basis of written agreements executed by duly-authorized representatives of NEON and its customers.

          3.2.5 ACCEPTANCE OF ORDERS. Neither Party shall refuse to accept any orders procured through the other Party for Inter-Party Services in compliance with this Agreement.

     3.3 CEC CONTRIBUTIONS.

          3.3.1 CASH CONTRIBUTIONS. CEC agrees to make cash capital contributions ("Cash Contributions") as set forth in this Section 3.3.1 on the date of this Agreement. CEC agrees to contribute to NEON $[**] for the cost of a dual building entry POP in New York City at [**] (the "NEON New York City POP"). Except as otherwise set forth in this Agreement, the Parties agree that the on-going operating and capital expenses for the NEON New York City POP will be shared based upon a proportional allocation of benefit to each of them. CEC agrees to contribute to NEON $[**] for the cost of optronic and ancillary equipment in accordance with NEON's specifications at the NEON New York City POP. NEON shall install the equipment listed on APPENDIX 3.3.1 or equipment of equivalent functionality. NEON shall complete construction of the NEON New York City POP on or before the Target Date.

          3.3.2 OPERATING EXPENSE CONTRIBUTIONS. CEC agrees to make operating expense contributions ("Operating Expense Contributions") to NEON in accordance with APPENDIX 3.3.2. On-going operating expenses for the New York City POP are the responsibility of NEON. The Parties agree that NEON will execute the lease for the NEON New York City POP directly with the lessor or sublease the NEON New York City POP from CEC. NEON's scope of responsibility shall include:
Inter-Party Network and CEC Network supervision (to the extent CEC requests CEC Network supervision), circuit supervision, diagnostic testing, carrier billing, call center and dispatch for the CEC Network during the period from November 1, 2000 to [**].

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          3.3.3 CONDITIONS PRECEDENT TO CEC'S CONTRIBUTIONS. The obligation of
CEC to grant any IRU or to make any Cash Contribution or any Operating Expense Contribution shall be subject to the condition that the representations and warranties of NEON in Sections 3.01, 3.02 and 3.03 of the Subscription Agreement shall have been true and correct as of the date of the Subscription Agreement and as of the Closing Date, as defined therein.

          3.3.5 COMPLETION OF POPS. CEC will complete construction and interconnection of the POPs set forth on Appendix 7.18(ii) on or prior to [**]. NEON agrees that this interconnection obligation will be satisfied so long as the relevant fiber optic cable is within one block of each of the buildings set forth on APPENDIX 7.18(ii), PROVIDED THAT such cable is eventually extended to a point directly in front of each such location for which, and at such time as, there is a customer order for connection at such location.

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                                   ARTICLE IV

                       RIGHTS OF CARRIAGE AND PROVISION OF
                           TELECOMMUNICATIONS SERVICES

     4.1 NEON'S EXCLUSIVE RIGHT AND OBLIGATION TO PROVIDE SERVICE TO CEC.

          (a) Subject to the provisions of this Article IV, during the Initial Period and any Extension, NEON shall have the exclusive right, and shall have the obligation, to provide Services to CEC and its certificated carrier customers to any point covered by NEON's Network. Except as set forth in Section 4.1(b)(ii) or the next sentence, such Services shall be provided at NEON's standard prices, as such may be set by NEON from time to time. NEON's price for such Services shall [**].

          (b) Notwithstanding the foregoing, except with respect to service to locations listed in Appendix 7.18(i) or any other location to which NEON's Network has already been built, CEC shall have the right to seek another provider for, and NEON shall not be obligated to provide a particular Service if, after requesting such Service from NEON, the parties determine that:

               (i) NEON is unable to provide the Service requested by CEC at the level of quality or within the time frame required by CEC; or

               (ii) NEON is unwilling to provide the Service at a price [**] for such Service. For purposes of this Section 4.1 and Section 4.2, [**] for a Service shall be determined by good faith negotiations between the Parties. If the Parties cannot agree on a competitive market price within five (5) Business Days of the commencement of such negotiations, the competitive market price for such Service shall be deemed to be the average price for such Service determined by at least two (2) bona fide written offers received by CEC from an unaffiliated third party, copies of which shall have been provided to NEON, for identical Service and for identical periods from established carriers. If NEON refuses to provide the Service at such average competitive market price for such Service within two (2) days of receipt of the copies of the written offers received by CEC, then CEC shall be entitled to seek another provider of the Service.

     In the event that CEC acquires such Service from a third party pursuant to this Section 4.1(b), then, at such time as NEON informs CEC that it is willing to provide the Service at the quality, in the time frame and at the competitive market price, then CEC shall use commercially reasonable best efforts to transfer the ASR for such Service from the third party to NEON, provided that it may do so without financial or other penalty.

     4.2 CEC'S EXCLUSIVE RIGHT AND OBLIGATION TO PROVIDE SERVICE TO NEON.

          (a) Subject to the provisions of this Article IV, during the Initial Period and any Extension, CEC shall have the exclusive right, and shall have the obligation, to provide Services to NEON and its customers to any point covered by CEC's Network. Except as set forth in Section 4.2(b)(ii) and the next sentence, such Services shall be provided at CEC's

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standard prices, as such may be set by CEC from time to time. CEC's price for such Services shall [**].

          (b) Notwithstanding the foregoing, except with respect to service to locations listed in Appendix 7.18(ii) or any other location to which CEC's Network has already been built, NEON shall have the right to seek another provider for, and CEC shall not be obligated to provide, a particular Service if, after requesting such Service from CEC, the parties determine that:

               (i) CEC is unable to provide the Service requested by NEON at the level of quality or within the time frame required by NEON; or

               (ii) CEC is unwilling to provide the Service at a price [**], as determined in accordance with the procedures set forth in Section 4.1(b).

     In the event that NEON acquires such Service from a third party pursuant to this Section 4.2(b), then, at such time as CEC informs NEON that it is willing to provide the Service at the quality, in the time frame and at the competitive market price, then NEON shall use commercially reasonable best efforts to transfer the ASR for such Service from the third party to CEC, provided that it may do so without financial or other penalty.

     4.3 CEC'S SERVICES. CEC shall provide Service to NEON in accordance with the following procedures.

          4.3.1 SERVICE TO ON-NET LOCATIONS.

          (a) NEON shall order On-Net Services listed in CHART A of APPENDIX 4.3.1(a) from CEC by tendering to CEC an ASR. The applicable non-recurring and recurring charges shall be as set forth in APPENDIX 4.3.1(a), which may be amended by CEC from time to time, but in any event not more frequently than once in any [**]-month period. Unless CEC notifies NEON in writing within seven (7) Business Days after receipt of an ASR that CEC declines to provide the Service covered thereby, such ASR shall be deemed accepted by CEC and shall form part of this Agreement, subject to all terms and conditions herein.

          (b) Service to On-Net locations shall include normal maintenance, inspection, repair and testing.

          (c) Service Orders for On-Net Services shall be made and processed in accordance with APPENDIX 4.3.1(c).

          4.3.2 SERVICE TO OFF-NET LOCATIONS.

          (a) NEON shall order Service to Off-Net Locations from CEC by tendering to CEC a Request For Quotation ("RFQ") specifying the Service requested, the location to be served, the requested Start of Service Date, the period of time the Circuit is to be in use (the "Circuit Term"), and other information specific to the applicable RFQ.

          (b) CEC shall, within five (5) Business Days after receipt of an RFQ, contact NEON verbally as to whether or not CEC can provide the requested Service; in default of which CEC shall be deemed to have declined to provide the Service covered thereby and to have waived its rights under Section 4.2 of this Agreement. Notwithstanding the preceding sentence, CEC shall only be entitled to provide the requested service if, within ten (10) Business Days after receipt of an RFQ, CEC submits to NEON a written quotation specifying (i) the Service to be provided; (ii) the location to be served; (iii) the applicable non-recurring charge; (iv) the applicable monthly recurring charge; and (v) the Circuit Term.

          (c) If CEC has submitted a quotation under Subparagraph (b), above, NEON may order the applicable Service from CEC by tendering to CEC an ASR with a copy of the quotation attached. Upon receipt of such ASR by CEC, such ASR shall be deemed accepted by CEC and shall form a part of this Agreement, subject to all terms and conditions herein.

          (d) In the event the ASR is inconsistent with any of the terms of CEC's quotation under Subparagraph (b) above, then the terms stated in the ASR shall govern unless CEC notifies NEON in writing within ten (10) Business Days after receipt of such ASR that CEC declines to provide the Service covered thereby for failure of the ASR to conform to the terms of the applicable quotation.

     4.4 NEON'S SERVICES. NEON shall provide Service to CEC in accordance with the following procedures:

          4.4.1 SERVICE TO ON-NET LOCATIONS.

          (a) CEC shall order Service to On-Net Locations from NEON by tendering to NEON an ASR. NEON's Services shall be as set forth in APPENDIX 4.4.1(a). Unless NEON notifies CEC in writing within seven (7) Business Days after receipt of an ASR that NEON declines to provide the Service covered thereby, each such ASR shall be deemed accepted by NEON and shall form part of this Agreement, subject to all terms and conditions herein.

          (b) Service to On-Net locations shall include normal maintenance, inspection, repair and testing.

          (c) Service Orders for On-Net Services shall be made and processed in accordance with APPENDIX 4.3.1(c).

          4.4.2 SERVICE TO OFF-NET LOCATIONS.

          (a) CEC shall order Service to Off-Net Locations from NEON by tendering to NEON a Request For Quotation ("RFQ") specifying the Service requested, the location to be served, the requested Start of Service Date, the Circuit Term, and other information specific to the applicable RFQ.

          (b) NEON shall, within three (3) Business Days after receipt of an RFQ, contact CEC verbally as to whether or not NEON can provide the requested Service. Notwithstanding the preceding sentence, NEON shall only be entitled to provide the requested service if, within seven (7) Business Days after receipt of an RFQ, NEON submits to CEC a written quotation specifying (i) the Service to be provided; (ii) the location to be served; (iii) the applicable non-recurring charge; (iv) the applicable monthly recurring charge; and (v) the Circuit Term.

          (c) If NEON has submitted a quotation under Subparagraph (b), above, CEC may order the applicable Service from NEON by tendering to NEON an ASR with a copy of the quotation attached. Upon receipt of such ASR by NEON such ASR shall be deemed accepted by NEON and shall form a part of this Agreement, subject to all terms and conditions herein.

          (d) In the event the ASR is inconsistent with any of the terms of NEON's quotation under Subparagraph (b) above, then the terms stated in the ASR shall govern unless NEON notifies CEC in writing within seven (7) Business Days after receipt of such ASR that NEON declines to provide the service covered thereby for failure of the ASR to conform to the terms of the applicable quotation.

     4.5 BILLING AND PAYMENT.

          4.5.1 GENERAL. As compensation for the Services provided by the Parties to each other, each Party shall bill the other Party monthly and the other Party shall pay the recurring and non-recurring rates and charges set forth herein and/or in the ASR beginning on the Start of Service Date. The Parties agree to pay each other's appropriate recurring and nonrecurring charges for the Services at the address provided, within thirty (30) days after receipt of an invoice therefor (the "Payment Date"). The Parties shall provide one another with reasonably requested information for bill validation including, but not limited to, the number of circuits and charges for each transport Service. Each Party warrants that the rates and charges will be in compliance with all applicable laws and governmental regulations.

          4.5.2 INTEREST ON LATE PAYMENTS. Except for amounts disputed in the manner provided below, payments not made on or before the date due shall bear interest at the Interest Rate from the date due until payment is made.

          4.5.3 DISPUTES. In the event one Party disputes any billing by the other Party, the disputing party shall notify the billing party in writing, providing the billing identification, Circuit number, any trouble ticket number and an explanation for the dispute, and shall nevertheless pay all charges not disputed in this manner on or before the Payment Date. No charges may be disputed more than 120-days after the date such charges are invoiced. Payment shall not prejudice either Party's right to dispute charges, so long as they are disputed in the manner and within the time specified in this section. The Parties will cooperate in good faith to resolve any such disputes within 60 days after the dispute is submitted to the billing Party. If the dispute is not resolved during this period, either party may seek alternative dispute resolution in accordance with Section 7.7.

          4.5.4 SUSPENSION OF SERVICE. If a Party does not pay undisputed invoiced charges on or before the Payment Date, the billing Party may suspend Service unless the other Party pays such charges within fifteen (15) days after written notice from the billing Party.

          4.5.5 INTEREST ON DISPUTED AMOUNTS. If a disputed amount is determined to be a legitimate charge, either by the agreement of the parties or as determined pursuant to Section 7.7,


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interest shall accrue on such disputed amount at the Interest Rate from the
Payment Date until paid in full, and shall be payable on demand. If a disputed amount is determined not to be a legitimate charge, no interest shall accrue thereon.

          4.5.6 PARTIAL MONTHS. When Service is initiated on other than the first day of the month or terminates on other than the last day of the month, the charge for that month shall be determined by prorating the monthly payment by the number of days during which Service was provided.

     4.6 COVENANT REGARDING NETWORK STANDARDS.

          4.6.1 COMPLIANCE. Each Party warrants that it shall at all times, comply with (i) the specifications set forth in APPENDIX 3.1.1 and APPENDIX
3.1.2 to this Agreement (as applicable to each Party's Network) and (ii) all relevant provisions of Appendix 1, AT&T Compatibility Bulletin No. 119 (TA-34) and the following Bellcore Publications: FR-NWT-000440 (transmission facilities interfaces); FR-NWT-000064 (related Local Access Transport Area switching); and FR-NWT-000439 (operational technology generic requirements), in each case, as such specifications or provisions are updated from time to time. The Parties agree that if any Party, in its sole discretion, determines that an emergency action is necessary to protect its own Network the Party may block any transmission path over its Network by the other Party where transmissions do not meet the above requirements of such AT&T Compatibility Bulletin, Bellcore Technical Publications, and Appendix 1. The Parties further agree that none of their respective obligations to one another under this Agreement shall be affected by any such blockage except that the Party affected by such blockage shall be relieved of all obligations to make payments for charges relating to such Service which is so blocked and that no Party shall have any obligation to the other Party for any claim, judgment or liability resulting from such blockage.

          4.6.2 ERROR RATE; DIVERSITY. Each Party warrants that, with respect to Services that are Lit Services, (i) the Service provided over its Network hereunder shall be [**]% free of errored seconds over a [**] month period for each Service, other than for reasons of Planned Service Outages, or reasons set forth in Section 7.3 hereof; and (ii) the Circuits connecting [**] locations shall have a physically diverse serve and protect path (except with respect to laterals off the backbone and building entrances).

          4.6.3 SOLE WARRANTIES. The warranties set forth in this Section 4.6 constitute the only warranties with respect to the Services provided pursuant to this Section 4.6. SUCH WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR USE.

     4.7 OUTAGE CREDITS, ALLOWANCES AND TERMINATION.

          4.7.1 OUTAGE CREDITS FOR ON-NET SERVICES. Subject to the terms of the ASR, in the event that the Party providing the Service (the "Provider") is unable to restore a portion of the Service as required hereunder, or in the event of a Service Outage, the Party using the


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Service (the "User") shall be entitled to a credit for the prorated monthly charges for the affected circuits for all unplanned Service Outages. The Provider will grant a credit allowance to a User for a Service Outage calculated as specified below. A Service Outage will be deemed to have occurred only where the interruption is not the result of: (i) the negligence or acts of the User or the End-User or any of their agents; (ii) a Planned Service Outage; (iii) a Force Majeure event as provided herein, or (iv) any other event or condition not arising out of the negligence of the Provider. Credits for a Service Outage will be granted to a User only if: (a) the User affords the Provider reasonable access to the User's premises to make appropriate repairs; and (b) the Provider is not impeded in its efforts to repair, maintain, or test the equipment by the User's unreasonable demand to continue use of the Services on an impaired basis. A Service Outage begins as soon as the disruption or degradation of Service commences, provided the User promptly notifies the Provider of such Service Outage, unless the other Party is or should be aware of such Service Outage. A Service Outage ends when the Services, facility or circuit is operative in accordance with the terms of this Agreement. If the User reports Services or a facility or Circuit to be inoperative but declines to release it for testing and repair, it is considered to be impaired, but shall not be deemed a Service Outage. The User must request a credit allowance for a Service Outage within one hundred twenty (120) days after the Service Outage occurs or any claim for an allowance is waived. [**] Service Outages of [**] minutes or more during any [**] period shall be aggregated for purposes of computing the credit allowance. Credit allowances with respect to Lit Services shall be calculated as follows (unless otherwise stipulated in the applicable ASR):

  LENGTH OF                               PERCENTAGE OF MONTHLY RECURRING CHARGE
  SERVICE OUTAGE (PER MONTH)              TO BE CREDITED*
  ------------------------------------    --------------------------------------

  Less than [**]                           [**]

  [**] up to but not including [**]        [**]%

  [**] up to but not including [**]        [**]%

  [**] up to but not [**]                  [**]%

  Greater than [**]                        [**]%

*Credit is based on the monthly recurring revenue of the Circuit experiencing the Service Outage.

NOTES: 1. [**] Service Outages of [**] or more during any [**] period shall be aggregated for purposes of computing the credit allowance.

       2. Allowances will never exceed monthly recurring charge for the circuit experiencing the service outage.

       3. Applies to On-Net facilities as specified in Appendix 7.18(ii).


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          4.7.2 LIMITATIONS. Notwithstanding a Party's obligation to provide credit allowances in the event of Service Outages, such Party may disconnect a Circuit or Service, which disconnection shall not constitute a Default, if the specific Circuit or Service experiences Service Outages giving rise to cumulative credit allowances equal to [**] the monthly Recurring Charge during any continuous [**] period or a single continuous outage of [**] or more. Whenever a Party reports to the other Party that a Service has a Chronic Trouble, the Party providing the Service shall promptly perform a detailed investigation and report the findings to the other Party. In the event that the Service continues to experience Chronic Trouble after clearing the most recent trouble, the Party providing the Service may disconnect the specific Service, which disconnection shall not constitute a Default.

     4.8 EXPIRATION. The provisions of this Article IV (except for Section 4.9, which shall remain in effect until this Agreement expires or is terminated) shall remain in effect for an initial period of seven years from the date of this Agreement (the "Initial Period") and shall automatically be extended for successive three year periods (each, an "Extension") throughout the Initial Term, the Initial Extension and each Renewal Term unless either Party gives written notice to the other Party at least twelve months before the expiration of the Initial Period or any Extension that it does not wish to extend such provisions. Notwithstanding any expiration of any of the provisions of this
Article IV (except for Section 4.9), the provisions of Sections 4.5 through 4.7 shall remain in full force and effect with respect to any Services ordered and accepted prior to the expiration of the Initial Period or any Extension.

     4.9 COMPETITION. Except as otherwise set forth herein, this Agreement shall not prevent competition between CEC and NEON.



                                      -21-
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                                    ARTICLE V

                PROPRIETARY INFORMATION, TRADEMARKS AND PUBLICITY

     5.1 PROPRIETARY INFORMATION.

          5.1.1 PROTECTION OF PROPRIETARY INFORMATION. NEON and CEC hereby agree that if either Party (the "Disclosing Party") provides (or prior to the execution of this Agreement, has provided) any Proprietary Information (as defined in Section 5.1.2) to the other Party (the "Receiving Party"), such Proprietary Information shall be held in confidence, and the Receiving Party shall afford such Proprietary Information the same care and protection as it affords generally to its own confidential and proprietary information (which in any case shall be not less than reasonable care) in order to avoid disclosure to or unauthorized use by any third party.

          5.1.2 PROPRIETARY INFORMATION DEFINED. As used herein, "Proprietary Information" shall mean any and all confidential information or technical or business information furnished, in whatever form or medium, or disclosed by one Party to the other including, but not limited to, product or service specifications, prototypes, computer programs, models, drawings, marketing plans, financial data, and personnel statistics. In addition, the Parties acknowledge and agree that this Agreement, including all of the terms, conditions and provisions of this Agreement, all drafts of this Agreement, and all information disclosed by either Party to the other in connection with or pursuant to this Agreement constitutes Proprietary Information.

          5.1.3 OWNERSHIP OF PROPRIETARY INFORMATION. All Proprietary Information, unless otherwise specified in writing, shall remain the property of the Disclosing Party, shall be used by the Receiving Party only for the intended purpose, and such written Proprietary Information, including all copies thereof, shall be returned to the Disclosing Party or destroyed after the Receiving Party's need for it has expired or upon the request of the Disclosing Party. Proprietary Information shall not be reproduced except to the extent necessary to accomplish the purpose and intent of this Agreement, or as otherwise may be permitted in writing by the Disclosing Party.

          5.1.4 EXCEPTIONS. The foregoing provisions of this Section 5.1 shall not apply to any Proprietary Information which (a) becomes publicly available other than through the Receiving Party; (b) is required to be disclosed by a governmental or judicial law, order, rule or regulation; (c) is independently developed by the Receiving Party either before or during the Initial Term, the Initial Extension and any Renewal Term; (d) becomes available to the Receiving Party without restriction from a third party; or (e) becomes relevant to the settlement of any dispute or enforcement of either Party's rights under this Agreement in accordance with the provisions of this Agreement, in which case appropriate protective measures shall be taken to preserve the confidentiality of such Proprietary Information as fully as possible within the confines of such settlement or enforcement process. If any Proprietary Information is required to be disclosed pursuant to the foregoing clause (b), the Receiving Party shall promptly inform the Disclosing Party in writing of the requirements of such disclosure.


                                      -22-
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          5.1.5 PERMITTED DISCLOSURES. Notwithstanding the foregoing, either
Party may disclose Proprietary Information to its employees, agents, and legal, financial, and accounting advisors and providers (including its lenders and other financiers) to the extent necessary or appropriate in connection with the negotiation and/or performance of this Agreement or its obtaining of financing, PROVIDED THAT each such party is notified of the confidential and proprietary nature of such Proprietary Information and is subject to or agrees to be bound by similar restrictions on its use and disclosure of Proprietary Information.

     5.2 USE OF ADVERTISING MATERIALS; LOGOS. Neither Party shall publish or use any advertising, sales promotions, or other publicity materials that use the other Party's name, logo, trademarks or service marks ("Marks") without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed. The Parties acknowledge that NEON shall use the NEON(R) brand name for all Inter-Party Services provided by NEON.

     5.3 RIGHT TO REVIEW PUBLICITY MATERIAL. Each Party shall have the right to review and approve any publicity material, press releases, or other public statements by the other that refer to such Party or that describe any aspect of this Agreement. Each Party agrees not to issue any such publicity materials, press releases, or other public statements containing the other Party's Marks without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.

     5.4 NO LICENSE TO MARKS. Nothing in this Agreement establishes a license for either Party to use any of the other Party's Marks without prior written approval of the other Party.

     5.5 NO LICENSE TO COPYRIGHTS; PATENTS. Nothing herein shall be construed as granting any right or license under any copyrights, inventions or patents now or hereafter owned or controlled by the other Party.

     5.6 SURVIVAL. The provisions of this Article V shall survive expiration or termination of this Agreement.

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                                   ARTICLE VI

                          INDEMNIFICATION AND INSURANCE

     6.1 INDEMNIFICATION. In addition to the rights of indemnification set forth in Section 9 of the Subscription Agreement, each Party agrees to indemnify, defend, protect and save the other harmless from and against any claim, damage, loss, liability, cost, and expense (including reasonable attorney's fees) in connection with any personal injury, including death, loss or damage to any property, or facilities of any party (including NEON, CEC or any other party operating or using any part of the System) arising out of or resulting in any way from the negligent acts or negligent omissions to act of such Party, its employees, servants, contractors, and/or agents in connection with the exercise of its rights and obligations under the terms of this Agreement or any breach by such Party of any obligation contained in this Agreement. Furthermore, each Party agrees to indemnify, defend, protect and save the other Party harmless from and against any claim, damage, loss, liability, cost, and expense (including reasonable attorney's fees) (i) for any damage to NEON's Network or CEC's Network, as the case may be, arising out of or resulting in any way from any acts or omissions to act of a Party, its employees, servants, contractors, and/or agents or (ii) arising out of either Party's or any other party's use of NEON's Network or CEC's Network, as the case may be, and any activities contemplated or permitted under this Agreement (whether such activities are authorized pursuant thereto or not).

     6.2 INSURANCE. Each Party shall, at its own expense, secure and maintain in force throughout the Initial Term, the Initial Extension and each Renewal Term, General Liability Insurance with competent qualified issuing insurance companies, including the following coverages: Product Liability, Hazard of Premises/Operations (including explosion, collapse and underground coverages); Independent Contractors; Products and Completed Operations; Blanket Contractual Liability (covering the liability assumed in this Agreement); Personal Injury (including death); and Broad Form Property Damage in policy or policies of insurance such that the total available limits to all insured will not be less than $[**] Combined Single Limit for each occurrence and $[**] aggregated for each annual period. Such insurance may be provided in policy or policies, primary and excess, including so-called umbrella or catastrophe forms. Each Party agrees to name the other Party as an additional insured on the foregoing insurance. All policies required by this Agreement shall require the insurance companies to notify the other Party at least thirty (30) days prior to the effective date of any cancellation or material modification of such policies, and shall specify that the policy shall apply without consideration for the other policies separately carried and shall state that each insured is provided coverage as though a separate policy had been issued to each, except the insurer's liability shall not be increased beyond the amount for which the insurer would have been liable had only one insured been covered and only one deductible shall apply regardless of the number of insured covered. Each Party shall also carry such insurance as will protect it from all claims under any workers compensation laws in effect that may be applicable to it. Notwithstanding any other provision of this Agreement, including, without limitation, this Section 6.2, each Party may, with the written consent of the other Party, self-insure all or part of any of the insurance coverages required to be secured and maintained under this Section 6.2.

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                                  ARTICLE VII

                                  MISCELLANEOUS

     7.1 ASSIGNMENT. Neither Party shall assign its rights or obligations under this Agreement to any third person or entity (except an affiliate of such Party) without the prior written approval of the other Party, which approval shall not be unreasonably withheld, conditioned or delayed. Subject to the foregoing, this Agreement, and each of the Parties' respective rights and obligations under this Agreement, shall be binding upon and shall inure to the benefit of the Parties and each of their respective permitted successors and assigns.

     7.2 LIENS. If NEON's Network or CEC's Network, or any part thereof, becomes subject to any mechanics', artisans', or materialmen's lien, or other encumbrances, chargeable to or through the other Party, NEON or CEC, as the case may be, shall promptly cause such lien or encumbrance to be discharged and released of record (by payment, posting of bond, court deposit or other means) without cost to the other party; provided, however, that if any such lien or encumbrance is not so discharged and released within thirty (30) days after written notice by such other Party to the Party to whom such lien or encumbrance is chargeable, then such other Party may, at its option pay or secure the release or discharge thereof and the Party to whom such lien or encumbrance is chargeable shall indemnify such other Party against all costs and expenses (including reasonable attorneys fees) incurred in discharging and releasing such lien or encumbrance.

     7.3 FORCE MAJEURE. Except as otherwise provided in Sections 1.5 and 4.7, the obligations of the Parties under this Agreement are subject to, and neither Party shall be in default under this Agreement due to, any Force Majeure. For purposes of this Agreement, "Force Majeure" means any failure or delay in performance which, by exercise of due foresight by the Party affected could not reasonably have been expected to avoid and, which by exercise of due diligence, such Party shall be unable to overcome during the period while such Party shall continue to exercise due diligence, and that is caused by strike or other labor problems; accidents; acts of God; fire; flood; adverse weather conditions; material or facility shortages or unavailability not resulting from such Party's failure to timely place orders therefor; lack of transportation; the imposition of any governmental codes, ordinances, laws, rules, regulations or restrictions after the date of this Agreement (but not related to the obtaining or maintaining of the Required Rights); condemnation or the exercise of rights of eminent domain; or war, acts of war (whether declared or undeclared), terrorism or civil disorder. Neither Party shall, however, be relieved of liability for failure of performance due to a claimed Force Majeure hereunder if such failure is due to causes arising out of its own gross negligence or to removable or remediable causes that it fails to remove or remedy with reasonable dispatch. Any Party affected by an event of Force Majeure shall promptly notify the other Party of any occurrence or condition which in the affected Party's reasonable opinion warrants an extension of time for the performance of any obligation under this Agreement. Such notice must be submitted in writing to the other Party within five (5) days or such sooner date as is practicable after the delay is know to the affected Party, or shall, in the exercise of reasonable diligence, become known. Such notice shall specify in detail the anticipated length of the delay, the cause of the delay, and a timetable by which any remedial measures shall be implemented. Failure to provide such notice within such period shall constitute a waiver of any claim of Force Majeure.

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     7.4 DEFAULT.

          7.4.1 DEFAULTS. A Party shall be deemed in default of this Agreement upon the occurrence of any one or more of the following events (each, a "Default"):

          (a) The filing of bankruptcy or making a general assignment for the benefit of creditors;

          (b) a Party violates any applicable laws, statutes, ordinances, codes or other legal requirements with respect to Services and such violation(s) are not remedied within thirty (30) days after written notice thereof;

          (c) a Party fails to perform its obligations under this Agreement and such nonperformance is not remedied within (30) days (or, in the case of Section 1.2.2, 3.3.5 and the last sentence of Section 3.3.1, one hundred and eighty
(180) days) after notice thereof, except for payment defaults, for which no cure periods shall be available unless specifically provided herein; or

          (d) the representations and warranties of a Party set forth in this Agreement are untrue or inaccurate in any material respect as of the date such representations and warranties are made (provided that the materiality qualification set forth in this Section 7.4.1(d) shall not apply to the representations and warranties set forth in Section 1.4.1 of this Agreement).

          7.4.2 REMEDIES. No remedy provided for in this Agreement is intended to be exclusive, but each remedy shall be cumulative and in addition to and may be exercised concurrently with any other remedy available at law or in equity.

          7.4.3 LIMITATIONS OF LIABILITY.

          (a) NO PARTY SHALL BE LIABLE FOR LOSS OF PROFIT, GOODWILL OR OTHER CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, EVEN IF SUCH PARTY IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

          (b) Under no circumstances shall the aggregate of (1) CEC's liability to NEON in connection with the transactions contemplated by this Agreement, the Subscription Agreement and all of the Related Agreements (as defined in the Subscription Agreement) and (2) Parent's liability under Section 7.17 of this Agreement and Section 12.12 of the Subscription Agreement exceed $[**].

     7.5 NOTICES.

          7.5.1 ADDRESSES. Unless otherwise provided herein, all notices and communications concerning this Agreement shall be in writing and addressed as follows:

         If to NEON:

                  NorthEast Optic Network, Inc.
                  2220 West Park Drive, Suite 200
                  Westborough, MA 01581
                  Attention:  President
                  Facsimile Number:  (508) 616-7895

                  with a copy to

                  Hale and Dorr LLP
                  60 State Street
                  Boston, MA 02109
                  Attention:  Alexander A. Bernhard, Esq.
                  Facsimile Number:  (617) 526-5000

         If to CEC:

                  Consolidated Edison Communications, Inc.
                  132 West 31st Street 13th Floor
                  New York, NY 10001
                  Attention:  President
                  Facsimile Number:  (212) 324-5050

                  with a copy to

                  Consolidated Edison, Inc.
                  4 Irving Place, Room 1800
                  New York, NY 10003
                  Attention: Senior Vice President and General Counsel Facsimile Number: (212) 674-7329

or at such other address as may be designated in writing to the other Party.

          7.5.2 METHOD OF DELIVERY. Unless otherwise provided herein, notices shall be sent by certified U.S. mail, return receipt requested, or by commercial overnight delivery service or by facsimile, and shall be deemed delivered: if sent by U.S. Mail, five (5) days after deposit; if sent by facsimile, upon verification of receipt; or, if sent by commercial overnight delivery service, one Business Day after deposit.

     7.6 GOVERNING LAW. This Agreement shall be interpreted and construed in accordance with the internal laws of the State of Delaware without giving effect to its principles of conflicts of laws.

     7.7 DISPUTE RESOLUTION.

          7.7.1 GENERAL. It is the intent of the NEON and CEC that any disputes which may arise between them, or between the employees of each of them, be resolved as quickly as possible. Quick resolution may, in certain circumstances, involve immediate decisions made by the Parties' representatives. When such resolution is not possible, and depending upon the nature of the dispute, the Parties agree to resolve such disputes in accordance with the provisions of this
Section 7.7. Notwithstanding anything to the contrary contained in this Section 7.7, any dispute which may arise between NEON and CEC pursuant to any order, statute or regulation of a state public utility commission or the Federal Communications Commission charged with the oversight of regulating telecommunications companies shall be resolved before the applicable regulatory body.

          7.7.2 ARBITRATION. Any dispute arising out of or related to this Agreement, which cannot be resolved by negotiation between the Parties, shall be settled in Boston, Massachusetts by binding arbitration in accordance with the arbitration rules and procedures of the American Arbitration Association. The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the Parties unless the arbitration award provides otherwise. Each Party shall bear the cost of preparing and presenting its case. The Parties agree that this provision and the Arbitrator's authority to grant relief shall be subject to the United States Arbitration Act 9 U.S.C. 1-16 et seq. ("USAA"), the provisions of this Agreement, and the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes. The Parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Section 7.7.2, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The arbitrator's decision shall follow the substantive laws of the State of Delaware and the plain meaning of the relevant documents, and shall be final and binding. The arbitrator shall make written findings of fact and conclusions of law in support of the award. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA.

          7.7.3 PENDING RESOLUTION. During any proceedings described in this
Section 7.7, the Parties shall continue to perform in accordance with this Agreement.

     7.8 HEADINGS. The headings of the sections of this Agreement are strictly for convenience and shall not in any way be construed as amplifying or limiting any of the terms, provisions or conditions of this Agreement.

     7.9 PLURALS AND CONJUNCTIONS. In construction of this Agreement, words used in the singular shall include the plural and the plural the singular, and "or" is used in the inclusive sense, in all cases where such meanings would be appropriate.

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

     7.10 SEVERABILITY. In the event any term of this Agreement shall be held invalid, illegal or unenforceable in whole or in part, neither the validity of the remaining part of such term nor the validity of the remaining terms of this Agreement shall in any way be affected thereby.

     7.11 AMENDMENTS. This Agreement may be amended only by a written instrument executed by the Party against whom enforcement of the modification is sought.

     7.12 NO IMPUTED WAIVER. No failure to exercise and no delay in exercising, on the part of either Party, any right, power or privilege set forth in this Agreement shall operate as a waiver of such right, power or privilege, except as expressly provided herein.

     7.13 ENTIRE AGREEMENT. This Agreement, and any exhibits attached or to be attached to this Agreement, together with the Subscription Agreement and Related Agreements (as defined therein) constitute the entire agreement between the Parties with respect to the subject matter contained in this Agreement and supersede any and all prior negotiations, understandings and agreements between the Parties, whether oral or written.

     7.14 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

     7.15 RELATIONSHIP OF PARTIES. Nothing contained herein shall be construed to constitute the parties as partners with or agents for one another for any purpose, action, or transaction, including those related to the performance of the Agreement. Nothing herein shall be construed to constitute the parties as joint employers.

     7.16 COMPLIANCE WITH LAW. Each party shall perform its respective rights and obligations hereunder in accordance with the Authorizations obtained by it and all applicable laws, rules and regulations imposed by any Governmental Authority.

     7.17 GUARANTY OF CEC'S OBLIGATIONS. Consolidated Edison, Inc. ("Parent") unconditionally guarantees the due and prompt payment, but not the performance, of all of CEC's obligations set forth in this Agreement. The parties agree that Parent does not guaranty the performance of CEC's obligations set forth in this Agreement, including, without limitation, the performance of any actions requiring any Governmental Authority consents or approvals. This guaranty is an irrevocable guaranty of payment (and not just of collection) and shall continue in effect notwithstanding any extension or modification of the terms of this Agreement, any assumption of any such guaranteed obligation by any other party or any other act or event which might otherwise operate as a legal or equitable discharge of Parent under this Section 7.17. This guaranty is in no way conditioned upon any requirement that NEON and/or NEON Optica, as applicable, first attempt to collect or enforce any guaranteed obligation from or against CEC, PROVIDED HOWEVER, that NEON and/or NEON Optica, as applicable, has first requested payment, has not refused payment, and has not received payment within 30 days from CEC. So long as any obligation of CEC to NEON and/or NEON Optica, as applicable, remains unpaid or undischarged, Parent hereby waives (but only with respect to NEON and/or NEON Optica, as applicable, and not as to any other parties) all rights to subrogation arising out of any payment by Parent under this Section 7.17. Parent hereby waives all special suretyship defenses, and protest, notice of protest, demand for performance, diligence, notice of any other action at any time taken or omitted to be taken by NEON and/or NEON Optica, as applicable, or CEC and, generally, all demands and notices of every kind in connection with this Section 7.17. If any of the waivers set forth in this Section 7.17 is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law. This guaranty is subject to the limitations of liability set forth in Section 7.4.3(b) of this Agreement.

     7.18 GLOSSARY OF TERMS. The following terms shall have the stated definitions in this Agreement.

         "ACCEPTANCE DATE" has the meaning set forth in Section 1.3.2

         "ACCEPTANCE NOTICE DATE" has the meaning set forth in Section 1.3.2.

         "ACCEPTANCE TEST PLAN" has the meaning set forth in Section 1.3.1.

         "ACCEPTANCE TEST PLAN DATE" has the meaning set forth in Section 1.3.1.

         "ACCEPTANCE TESTING" has the meaning set forth in Section 1.3.1.

         "ACCESS SERVICE REQUEST" or "ASR" shall mean the capacity order for Service which delineates the type of Service, location served, Point of Termination, protocols, Circuit Term, requested Start of Service Date and other information specific to the applicable capacity order.

         "BUSINESS DAY" means any day other than Saturday, Sunday and any day which is a legal holiday or day on which banking institutions in New York, New York are authorized or required by law or other action of a Governmental Authority to close.

         "CASH CONTRIBUTIONS" has the meaning set forth in Section 3.3.1.

         "CEC" means Consolidated Edison Communications, Inc., a New York corporation.

         "CEC'S NETWORK" shall mean anywhere that CEC provides telecommunications services or has rights to fiber optic telecommunications facilities, from time to time, within the five boroughs comprising New York City and the Counties of Putnam, Duchess, Orange, Rockland and Westchester in the State of New York.

         "CHRONIC TROUBLE" is a condition of Service that has experienced the same type of Trouble twice or more within a thirty (30) day period, for which trouble tickets have been opened.

         "CIRCUIT" shall mean the individual telecommunications facility included as part of the Service.

         "CIRCUIT TERM" has the meaning set forth in Section 4.3.2.

         "COMPLETION NOTICE" has the meaning set forth in Section 1.2.2.

         "DEMARCATION POINT" shall mean the point which defines where issues of ownership and maintenance begin and end, as set forth in Section 2.1.

         "DISCLOSING PARTY" has the meaning set forth in Section 5.1.1.

         "END-USER" shall mean a user to whom a Party will provide telecommunications services utilizing, in part, the telecommunications Services provided by the other Party under this Agreement.

         "EXTENSION" has the meaning set forth in Section 4.8.

         "FAILURE" has the meaning set forth in Section 1.5.1.

         "FINALLY DETERMINED TAXES AND FEES" has the meaning set forth in
         Section 1.6.6.

         "FORCE MAJEURE" has the meaning set forth in Section 7.3.

         "GOVERNMENTAL AUTHORITY" means any court, administrative or regulatory agency or commission or other governmental entity or instrumentality, domestic, foreign or supranational or any department thereof.

         "IMPOSITIONS" means all taxes (other than sales and use taxes and excise taxes described in Section 1.6.10), fees, levies, imposts, duties, charges or withholdings of any nature (including, without limitation, gross receipts taxes and franchise, license and permit fees), together with any penalties, fines or interest thereon (except for penalties or interest imposed as a direct result of acts or failures to act on the part of one of the parties) arising out of the transactions contemplated by this Agreement and/or imposed upon CEC by any federal, state or local government or other public taxing authority.

         "INITIAL EXTENSION" has the meaning set forth in Section 1.1.2.

         "INITIAL PERIOD" has the meaning set forth in Section 4.8.

         "INITIAL TERM" has the meaning set forth in Section 1.1.2.

         "INITIAL TESTING DATES" has the meaning set forth in Section 1.3.1.

          "INTEREST RATE" shall mean the rate of interest that is equal to the prime rate as then published in the Wall Street Journal, plus one and one-half percent (1.5%).

         "INTER-PARTY SERVICES" has the meaning set forth in Section 3.2.1.

         "IRU" or "INDEFEASIBLE RIGHT OF USE" has the meaning set forth in
         Section 1.1.1.

         "IRU TERM" has the meaning set forth in Section 1.1.2

         "LIT SERVICES" means Services provided by a Party using optronic equipment owned by such Party at the terminating ends of the fiber on which such Services are provided.

         "MARKS" has the meaning set forth in Section 5.2.

         "NEON" means NEON Communications, Inc., a Delaware corporation.

         "NEON FIBERS" has the meaning set forth in Section 1.1.1.

         "NEON OPTICA" means NEON Optica, Inc., a Delaware corporation.

         "NEON NEW YORK CITY POP" has the meaning set forth in Section 3.3.1.

         "NEON'S NETWORK" shall mean anywhere that NEON provides telecommunciations services or has rights to fiber optic telecommunications facilities, from time to time, within the Commonwealth of Massachusetts, the States of New Hampshire, Vermont, Connecticut, Maine and Rhode Island, and the City of White Plains in the County of Westchester in the State of New York (but, with respect to the City of White Plains, only to those locations set forth in on APPENDIX 7.18(i)).

         "NETWORK" shall mean the telecommunications network of one of the Parties, as defined herein and as the context of the provision requires or as contemplated under this Agreement.

         "OFF-NET" facilities and services shall refer to Premises that are not connected to a Party's Network.

         "ON-NET" facilities and services shall refer to Premises that are connected to a Party's Network. A list of CEC's On-Net facilities is set forth on APPENDIX 7.18(ii).

         "OPERATING EXPENSE CONTRIBUTIONS" has the meaning set forth in
         Section 3.3.2.

         "PARENT" means Consolidated Edison, Inc.

         "PARTY" or "PARTIES" has the meaning set forth in the introductory paragraph of this Agreement.

         "PAYMENT DATE" has the meaning set forth in Section 4.5.1.

         "PLANNED SERVICE OUTAGE" shall mean any Service Outage caused by scheduled maintenance or planned enhancements or upgrades to a Party's Network.

         "POINT OF PRESENCE" OR "POP" shall mean a specific location within a Local Access Transport Area ("LATA") where a Party terminates and/or originates its service. A list of NEON's POPs is set forth in APPENDIX 7.18(i) hereto. A list of CEC's POPs is set forth in APPENDIX 7.18(ii) hereto.

         "POINT OF TERMINATION" shall mean the point at which a Party's responsibility to provide equipment and Service ends and the other Party's or the End-User's responsibilities begin. The Point of Termination shall be identified in the applicable ASR as the demarcation point. The demarcation point shall be located within a Party's POP, a local exchange carrier's local serving office, a long-distance carrier's POP or an End-User Premise.

         "PREMISES" shall mean the location to which Service is provided, also referred to as a Point of Termination on the ASR.

         "PROVIDER" has the meaning set forth in Section 4.7.1.

         "RECEIVING PARTY" has the meaning set forth in Section 5.1.1.

         "RENEWAL TERM" has the meaning set forth in Section 1.1.2.

         "REQUIRED REGULATORY APPROVALS" has the meaning set forth in
         Section 1.2.1.

         "REQUIRED RIGHTS" means the Required Regulatory Approvals and any and all rights, licenses, authorizations, rights of way and other agreements necessary for the use of conduit, cable, poles, wire or other physical plant facilities, as well as any other such rights, licenses, authorizations (including any necessary local, state, tribal or federal authorization such as environmental permits), rights of way and other agreements necessary for the installation, use of and access to the NEON Fibers.

         "SERVICE" or "SERVICES" shall mean NEON- or CEC-provided facilities (as the context of the provision requires) and services as agreed to by NEON and CEC, as further described in APPENDIX 4.4.1(a) and APPENDIX 4.3.1(a) respectively, and as specifically identified on an ASR.

         "SERVICE OUTAGE" shall mean a disruption or degradation of Service.

         "SPECIFICATIONS" means the technical performance specifications of Lucent AllWave or TrueWave optical fibers, as the case may be.

         "START OF SERVICE DATE" for Service shall be the later of the date requested by a Party for a Circuit to be placed in service, as specified on the applicable ASR; (ii) the date the Circuit is installed; and (iii) in the event one Party notifies the other Party within twenty-four (24) hours after the Circuit has been installed that the Circuit does not conform to the specifications required in this Agreement, the date the Circuit fully conforms to the required specifications.

         "TARGET DATE" has the meaning set forth in Section 1.2.2.

         "TROUBLE" is defined as degradation in Service, an interruption in Service, or the initiation of a trouble ticket by either Party.

         "USAA" has the meaning set forth Section 7.7.2.

         "USER" has the meaning set forth in Section 4.7.1.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                                          NEON COMMUNICATIONS, INC.

                                          By:__________________________________

                                          Name:________________________________

                                          Title:_______________________________

                                          NEON OPTICA, INC.

                                          By:__________________________________

                                          Name:________________________________

                                          Title:_______________________________

                                          CONSOLIDATED EDISON COMMUNICATIONS,
                                          INC.

                                          By:__________________________________

                                          Name:________________________________

                                          Title:_______________________________

The undersigned executes this Agreement for the sole purpose of agreeing to the provisions of Section 7.17 of this Agreement.

                                            CONSOLIDATED EDISON, INC.

                                            By:________________________________

                                            Name:______________________________

                                            Title:_____________________________

COUNTY OF ___________________       )
                                    )        ss.
STATE OF _____________________      )

     Before me, the undersigned Notary Public, in and for said County and State, personally appeared the above-named ________________________, known to me to be the _______________ of NEON Communications, Inc., who, being duly sworn, acknowledged that he/she did sign the above instrument and that the same is her free act and deed.

     WITNESS my hand and official seal this ______ day of ___________, ____.



                                                  -----------------------------
                                                  Notary Public
                                                  My Commission Expires:_______

COUNTY OF ___________________       )
                                    )        ss.
STATE OF _____________________      )

     Before me, the undersigned Notary Public, in and for said County and State, personally appeared the above-named ________________________, known to me to be the _______________ of NEON Optica, Inc., who, being duly sworn, acknowledged that he/she did sign the above instrument and that the same is her free act and deed.

     WITNESS my hand and official seal this ____ day of ___________, ____.



                                                  -----------------------------
                                                  Notary Public
                                                  My Commission Expires:_______

COUNTY OF ___________________       )
                                    )        ss.
STATE OF _____________________      )

     Before me, the undersigned Notary Public, in and for said County and State, personally appeared the above-named __________________, known to me to be the _______________ of Consolidated Edison Communications, Inc., who, being duly sworn, acknowledged that he/she did sign the above instrument and that the same is her free act and deed.

     WITNESS my hand and official seal this ____ day of ___________, ____.



                                                 ------------------------------
                                                 Notary Public
                                                 My Commission Expires:________

COUNTY OF ___________________       )
                                    )        ss.
STATE OF _____________________      )

     Before me, the undersigned Notary Public, in and for said County and State, personally appeared the above-named __________________, known to me to be the _______________ of Consolidated Edison, Inc., who, being duly sworn, acknowledged that he/she did sign the above instrument and that the same is her free act and deed.

     WITNESS my hand and official seal this ____ day of ___________, ____.



                                                 -----------------------------
                                                 Notary Public
                                                 My Commission Expires:________

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

                 APPENDIX 1.1.1 - DESCRIPTION OF THE NEON FIBERS

The NEON Fibers shall be located exclusively within underground civil works consisting of conduits, ducts, innerducts, pipe, manholes and other types of underground facilities deemed suitable by standard telecommunication industry conventions for cable installations of this nature.

Within ten (10) days of the date of this Agreement NEON shall review and perform a ride-out of the CEC's routes. The Parties shall make such reasonable route modifications as may be necessary for the physical protection and operational reliability of NEON Fibers.

Notwithstanding the foregoing paragraph, the four routes containing the NEON Fibers shall be geographically diverse, separated by a minimum sixteen (16) feet from one another. The NEON Fibers shall be installed in underground civil works controlled by [**] and shall not be installed within the civil works controlled by [**], other carriers or regulated utilities without the written approval of NEON, which approval shall not be unreasonably withheld.

1. [**] non zero dispersion shifted fibers and [**] fibers between a fiber optic patch panel located within the NEON White Plains POP ([**]) and a fiber optic patch panel located within the NEON New York City POP

2. [**] non zero dispersion shifted fibers from a fiber optic patch panel located within the NEON New York City POP to a fiber optic patch panel located within the NEON POP [**], New York City

3. [**] non zero dispersion shifted fibers from a fiber optic patch panel located within the NEON POP at [**] to a fiber optic patch panel located within the NEON New York City POP

4. [**] non zero dispersion shifted fibers from a fiber optic patch panel located within the NEON POP [**] to a fiber optic patch panel located within the NEON POP at [**].

NEON shall be responsible to obtain building entry and riser approvals for CEC's installation of NEON Fibers within [**], White Plains, [**] and [**], New York City and CEC shall be responsible to obtain building entry and riser approvals for CEC's installation of NEON Fibers at NEON's New York City POP.

                      APPENDIX 1.3.1 - ACCEPTANCE TEST PLAN

ACCEPTANCE TESTING

     A definitive Acceptance Test Plan shall be furnished by NEON to CEC within thirty (30) days of the date of this Agreement. Within twenty (20) days of the date of this Agreement, NEON and CEC shall jointly confer with representatives of Lucent Technologies, manufacturer of the NEON Fibers, to ensure that the Acceptance Test Plan is complete in all respect.

     Acceptance testing shall consist of power testing, OTDR Testing, Test Record Delivery and As-Built Documentation Deliverables. After completion of each route segment, the contiguous fiber shall be tested and documented. NEON Representatives shall be present during all route segment testing. Testing shall consist of Power and OTDR testing, with resulting in delivery to NEON of test records and supporting documentation.

POWER TESTING

     End-to-end power testing of the route segment shall be performed using the three-step procedure insertion loss method. Bi-directional end-to-end testing shall be performed using a stabilized laser source at 1310nm and 1550nm for each fiber.

     Acceptable route segment attenuation is dependent on the fiber length, number of connector pairs and number of splices. The end-to-end acceptance criteria for connectorized fibers will be based on the following formula:

     Maximum acceptable end-to-end attenuation = (AxL) + (0.1xN) + (Cxn)dB

     Where "A" is the maximum attenuation per kilometer and is defined as:

     for Depressed Cladding at 1310nm A=0.4dB/Km for Depressed Cladding at 1550nm A=0.3dB/Km

     for non zero dispersion shifted fibers at 1310nm A=0.5dB/Km for non zero dispersion shifted fibers at 1550nm A=0.25dB/Km

     "L" is for the installed length of fiber cable in Km
     "N" is the total number of splices
     "C" is the loss of a connector pair, which is 0.6 for ST, SC, D4PC and
        FCPC connectors
     "n" is the total number of connector pairs along the route segment.

Before initiating power testing, verify with the Owner's Representative the acceptance criteria for each route segment. All requested data must be clearly entered on a Power Test form. The Owner's Representative will provide the actual forms for each route segment. Submittal of the Power Test forms containing the bi-directional loss information for all fibers is required after completion of each segment-testing phase.

OTDR TESTING

OTDR testing shall consist of bi-directional inspection, test records and documentation of each fiber. OTDR test shall record splice losses and any other spot discontinuities in each fiber. For each fiber, bi-directional OTDR signature traces shall be performed 1550nm for all fiber types. A copy of each fiber's signature trace shall be recorded by photography, plot trace, or electronically copied to computer diskette. Each recorded signature trace shall be clearly labeled to identify route segment, transmit location, fiber number and test wavelength. The OTDR shall be set using a long pulse width (not to exceed a two point resolution greater than 2,500 feet), a slow scan option, and an event threshold of 0.0dB to ensure accurate splice traces and event logging. The OTDR setting chosen for each sub-segment must be consistent for all splices contained in that sub-segment.

All requested data must be clearly entered on an OTDR Test form. Submittal of the OTDR testing documentation shall consist of (i) a diskette containing bi-directional signature traces of all fibers in the segment; (ii) a paper copy of each signature trace; and (iii) the completed OTDR Test forms.

AS-BUILT DRAWING DELIVERABLES

CEC shall deliver to NEON such as-built drawings in electronic format in addition to five (5) hard copies as is necessary to describe the details relating to the location of the NEON Fibers.

At a minimum, CEC's as-built drawings shall include:

1.  A route diagram that illustrates the location of the:

    End Locations
    Splice Locations
    Repeater Locations

2.  Manufacturer, types of cable, fiber count, and reel numbers.

3. A summary of distances between the locations listed above and offset of cable in relation to fixed objects.

4. The type of cable construction between locations (buried, aerial, conduit) and any typicals or details needed for the specified type of construction.

5.  Any geographical information deemed necessary to further clarify the route.

6.  Detailed route information that includes:

    Street, road and highway names
    Railroad and or highway crossings
    Bridge Crossings
    Manhole Number / Identification
    Manhole-to-manhole distances in feet
    Distances along or between any other attachment points on the route New conduit, manhole, and pole installations
    Building riser and lateral conduit locations, if any.

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

                APPENDIX 1.4.2 - ENCUMBRANCES ON THE NEON FIBERS

                                      [**]

                APPENDIX 1.5.2 - CEC ROUTINE MAINTENANCE SCHEDULE

    MAINTENANCE STANDARDS

     I. CABLE ROUTE MAINTENANCE UNDERGROUND CIVIL WORKS AND BURIED PLANT

     CEC will operate according to the following industry standards:

1)  Rural Telephone Association
2)  National Electric Safety Code
3)  Fire Code
4) One Call: CEC will maintain membership in and respond to tickets from the appropriate one call agency, taking appropriate/prudent measures to ensure digging activity does not jeopardize the cable
5) Participation in a cable awareness program with contractors, local, city, country, and state officials.
6) Place Industry Standards High Visibility Cable Markers at all prominent locations along buried cable route, to include, but not limited to:
    a)  One sign on each side of all road crossings.
    b)  At the beginning and end of all cable deviations.
    c)  At all splice locations.
    d)  All river, creek, and major culvert crossings.
    e) Provide large cable crossing signs, as necessary, on rivers with commercial traffic.
    f) Place signs along all portions of the route with a maximum spacing of 1000 feet.
7) Provide adequate surveillance along the right of way to prevent cable damage due to erosion or man made activities. This should also include:
    a)  Maintenance of the right of way so that signs are always visible
    b)  Mark and maintain all splice points and ground connections.
    c)  Periodically inspect and correct any problems on all bridge attachments.
II. CABLE ROUTE MAINTENANCE TRANSMISSION STRUCTURES AND AERIAL PLANT
1)  Visual Inspection once every twelve (12) months of:
    a)  aerial cable
    b)  electricity poles
    c)  transmission towers
2)  ADSS Fiber Route Requirements:
    a) ADSS cable will have clearance/separation from electrical power as stated in the National Electrical Standards.
    b) ADSS routes will have routine maintenance to clear trees and brush from right-of-way in accordance with Telephone Industry
        Standards.
    c)  Preventative Maintenance Program as per Telephone Industry
        Standards to include periodic inspection and replacement of any and all damaged/defective hardware including, but not limited to, lashing wire, strand, down guys, clamps, bolts, washers and nuts. This would also include periodic inspection and replacement of damaged/defective wooden, concrete or metal poles.
    d) The overhead clearance between the ADSS Fiber Cable crossing over Rural Roads, Interstate Highway, Rail Road Tracks,
        Pedestrian Crossing and all other crossings would be in accordance with Telephone Industry Standards.

III. MATERIALS READILY AVAILABLE TO CEC TECHNICIANS

The list below only serves as a reference and is not all inclusive:

Tools, equipment, and sufficiently qualified personnel necessary to effect a cable restoration.
1)  Any equipment necessary for foul / cold weather and night work.
2)  Test equipment (OTDR) to identify fault location of cable.
3)  100 M emergency restoration cable.
4) Splicing equipment and equipment necessary to provide communications from the damage location, for coordination purposes and speed restoration activities.

IV. MATERIALS AVAILABLE AT A CEC CENTRAL LOCATION

The list below only serves as a reference and is not all inclusive:

1)  Cable reel with 100M extended length of cable.
2)  Handholes, manholes, pipe, duct (if applicable).

3) Materials required for pole attachments, messenger, lashing wire, guy anchors (if applicable).

4)  Specialized equipment to repair OPGW and ADSS cable (if applicable).

V.  TRAINING

The training listed below only serves as a reference and is not all inclusive:

1)  Safety training as required, for the particular type of cable installation.
2) Hold periodic restoration exercises, as necessary, to maintain technician proficiency at cable repair. NEON will be kept apprised of the current scheduling in advance and may choose to participate in or witness exercises to be sure personnel are adequately trained.
3) Cable fault isolation, using test equipment, span correlation and as-built drawings.
4) Cable preparation and splicing exercises. Contract employees would be required to meet the above standards as well, if they are expected to perform the job function.

VI. CEC CONTRACTORS

CEC must certify that its contractors are capable of performing all the tasks they are required to perform. This would include, as applicable, cable location proficiency, excavation, and general safety.

                       APPENDIX 3.1.1 - NETWORK STANDARDS

Lit Services Offered On-Net to telecom carrier locations only:

Availability                    -less than- 99.997% measured annually
Bit Error Rate (BER)            -greater than- 1X10 -9
Error Free Seconds              -less than- 99.997% measured over any 24 hour
                                 period
Mean Time to Repair              8 hours

The MTTR over any period is the mean of the individual intervals between the start time and stop time of individual outages for each level of Service (DS-3, OC-3, etc.). MTTR shall not exceed four hundred eighty (480) minutes, averaged monthly and over a rolling twelve (12)-month period.

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

                           APPENDIX 3.3.1 - EQUIPMENT

NEON New York City POP:

QUANTITY     EQUIPMENT

[**]         [**] SONET Terminal or [**] SONET Add-Drop Multiplexer

[**]              Multiwave Optical Repeater

[**]              Dense Wave Division Multiplexer Couplers or Filters

[**]         [**] SONET Terminal with Four Fiber Bidirection Line Switched Ring

[**]         [**] One : One (1:1) Protected Optical Tributary Shelf

[**]         [**] Electrical Tributary Shelf

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

          APPENDIX 3.3.2 - SCHEDULE OF OPERATING EXPENSE CONTRIBUTIONS

---------------------------------------------------------------------------------------------------------------------------------
                   RENTAL FEE FOR POP    POP OPER. EXP.     OPTRONICS MAINT.           NOC          MARKETING & SALES      TOTAL
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
At Closing                $[**]               $[**]               $[**]               $[**]               $[**]            $[**]
                           ====                ====                ====                ====                ====             ====
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Jan. 15, 2001             $[**]               $[**]               $[**]               $[**]               $[**]            $[**]
                           ====                ====                ====                ====                ====             ====
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
April 15, 2001            $[**]               $[**]               $[**]               $[**]               $[**]            $[**]
                           ====                ====                ====                ====                ====             ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
July 15, 2001             $[**]               $[**]               $[**]               $[**]               $[**]            $[**]
                           ====                ====                ====                ====                ====             ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Oct. 15, 2001             $[**]               $[**]               $[**]               $[**]               $[**]            $[**]
                           ====                ====                ====                ====                ====             ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Jan. 15, 2002             $[**]               $[**]               $[**]               $[**]               $[**]            $[**]
                           ====                ====                ====                ====                ====             ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
April 15, 2002            $[**]               $[**]               $[**]               $[**]               $[**]            $[**]
                           ====                ====                ====                ====                ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
July 15, 2002             $[**]               $[**]               $[**]               $[**]               $[**]            $[**]
                           ====                ====                ====                ====                ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Oct. 15, 2002             $[**]               $[**]               $[**]               $[**]               $[**]            $[**]
                           ====                ====                ====                ====                ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Jan. 15, 2003             $[**]               $[**]               $[**]               $[**]               $[**]            $[**]
                           ====                ====                ====                ====                ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
April 15, 2003            $[**]               $[**]               $[**]               $[**]               $[**]            $[**]
                           ====                ====                ====                ====                ====             ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
July 15, 2003             $[**]               $[**]               $[**]               $[**]               $[**]            $[**]
                           ====                ====                ====                ====                ====             ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Oct. 15, 2003             $[**]               $[**]               $[**]               $[**]               $[**]             $[**]
                           ====                ====                ====                ====                ====              ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Jan. 15, 2004             $[**]               $[**]               $[**]               $[**]               $[**]             $[**]
                           ====                ====                ====                ====                ====              ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
April 15, 2004            $[**]               $[**]               $[**]               $[**]               $[**]             $[**]
                           ====                ====                ====                ====                ====              ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
July 15, 2004             $[**]               $[**]               $[**]               $[**]               $[**]             $[**]
                           ====                ====                ====                ====                ====              ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Oct. 15, 2004             $[**]               $[**]               $[**]               $[**]               $[**]             $[**]
                           ====                ====                ====                ====                ====              ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Jan. 15, 2005             $[**]               $[**]               $[**]               $[**]               $[**]             $[**]
                           ====                ====                ====                ====                ====              ====
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
April 15, 2005            $[**]               $[**]               $[**]               $[**]               $[**]             $[**]
                           ====                ====                ====                ====                ====              ====
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            $[**]

                  APPENDIX 4.3.1(a) - CEC SERVICES AND PRICING

Con Edison Communications Inc.'s (CEC) initial product portfolio will consist of high-capacity transport services that connects multiple locations in a SONET ring architecture in CEC's service territory. CEC will offer connectivity to other networks at points of presence (POPs), carrier and end-user nodes, collocation "hotels", LSOs and other key high traffic sites. CEC will offer collocation services and dark fiber leases as part of the initial product program. CEC will offer, initially on a limited basis, in-building distribution and riser cable management services that will extend CEC's service to the desktop. Additionally, CEC will provide a complete capacity and network management service to telecommunications carriers and end-users in the Downstate New York area.

- OPTICAL HI-CAP TRANSPORT SERVICES - Self-healing (bi-directional) SONET-services in bandwidth increments ranging from DS3 (45Mb/s) to OC192 (10Gb/s). Customers will be served by an Optical Service Node collocated at the customer premise or, for more direct hand-off, at one of the CEC NY Network Nodes.

     OPTICAL INTERFACES

-        OC3/3c
-        OC12/12c
-        OC48
-        OC192

     ELECTRICAL INTERFACES
-        DS3
-        STS-n

- CAPACITY LEASES - CEC plans to lease lit capacity based on conventional DWDM bandwidth increments. CEC also plans to offer long and short-term dark fiber leases and, under Individual Case Based pricing (ICB), Lambda as a dark fiber alternative. Dark fiber will be leased primarily to carriers seeking interconnection to the core CEC system from its periphery. The primary product of CEC is lit capacity leasing.

- COLLOCATION SERVICES - CEC plans to offer "Carrier Class" Equipment-ready space to be leased to users of CEC lit services.

- BUILDING DISTRIBUTION SYSTEMS - Plans to offer in-building fiber distribution and riser management services to extend CEC's services to the desktop.

     SERVICES PRICING SCHEDULE -  CHART A

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

ON-NET OPTICAL TRANSPORT SERVICES

MONTHLY RECURRING CHARGE PER VOICE GRADE EQUIVALENT PER MONTH

                   ----------------------------------------------
                   CONTRACT TERM
                   ----------------------------------------------

------------------------------------------------------------------------------------
SERVICE INTERFACE      1 YEAR         3 YEARS        5 YEARS       NON-RECURRING
                                                                       CHARGE
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
       [**]              $   [**]        $   [**]       $   [**]         $     [**]
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
       [**]              $   [**]        $   [**]       $   [**]        $      [**]
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
       [**]              $   [**]        $   [**]       $   [**]        $      [**]
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
       [**]              $   [**]        $   [**]       $   [**]         $     [**]
------------------------------------------------------------------------------------




ALLOWANCES

ALLOWANCES ARE APPLIED TO THE TOTAL ANNUAL REVENUE NET OF ANY
APPLIED DISCOUNTS AND SPECIAL PROMOTIONS OR OFFERS

----------------------------------
   TOTAL ANNUAL      ALLOWANCE
     REVENUE

----------------------------------
----------------------------------
     > $ [**]          [**]%
----------------------------------
----------------------------------
     > $ [**]          [**]%
----------------------------------

PRICING SCHEDULE - TERMS & CONDITIONS

- Charges, unless otherwise stated, are measured in Voice Grade Equivalent Circuits (VGE) per month.
- Charges apply to CEC [**] locations listed in Appendix 7.18(ii). Pricing to Off-Net locations is at additional cost and will be provided upon request.
- Minimum Circuit Order Requirement to [**] Locations: [**] or equivalent, e.g., [**].
- Charges are subject to change every [**] days commencing [**] days after the first service activation date at each location listed in Appendix 7.18(ii).
- Charges are subject to additional fees e.g., taxes, order cancellation fees, expedited activation charges, special conditions/instructions, and special construction.

- DARK FIBER LEASES
  Individual Customer Basis (ICB).

- CAPACITY SERVICES NOT SHOWN ON CHART A.
  Individual Customer Basis (ICB).

- COLLOCATION SERVICES
  Individual Customer Basis (ICB).

- IN-BUILDING DISTRIBUTION & RISER MANAGEMENT
  Individual Customer Basis (ICB).

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

    APPENDIX 4.3.1(c) - PROCESSING OF SERVICE ORDERS FOR ON-NET SERVICES

1.0 BUILDING LISTS
CEC shall provide its On-Net building list, up dated each quarter, including Local Exchange Company ("LEC"), local serving offices ("LSOs"), and InterExchange Carrier (IXC") POPs, to NEON's Access Management group. Building list information will include street addresses, names of buildings, city and state, end office CLLI, status and quantity of Entrance Facilities, and NPA/NXX. CEC will provide information to NEON in a mutually agreeable format. The target Building List shall be attached to this Appendix.

2.0 ORDERING VEHICLE
A standard electronic format to transmit ASRs from one Party to the other Party will be used when available. If an electronic format is utilized, each Party will follow any of the OBF standards for use thereof. If an electronic format cannot be utilized, each Party will transmit ASRs to the other Party via facsimile or electronic mail. Electronic mail and facsimile information will be provided by each Party to the other Party and updated as needed.

3.0 CONTACTS AND ESCALATION
Each Party will provide a complete escalation list of contacts for the On-Net Service provided to the other Party, including the Customer Service Center ("CSC").

4.0 SERVICE ORDER INTERVALS
As used in this paragraph 4, "shall" or "will" with respect the performance of a Party shall mean, "use its best efforts to".

4.1 ASR ISSUANCE - Upon receipt of an ASR from the other Party, the receiving Party will provide a response to the sending Party pertaining to any corrections or clarifications required to process the ASR. This will be completed by the receiving Party within one (1) Business Day following the receipt of the ASR.

4.2 FIRM ORDER COMMITMENT ("FOC") - The Party requested to provide the Service will provide a firm order commitment to the other Party within three (3) Business Days of receipt of a complete and accurate ASR. The FOC will provide any necessary service intervals as well as a committed service date.

4.3 DESIGN LAYOUT RECORD ("DLR") - The party providing the Service will provide DLR information within ten (10) Business Days of receipt of the ASR. If the Start of Service Date requested by the other Party is less than five (5) Business Days from issuance of the FOC and a complete and accurate ASR has been received by the Party providing the Service, DLR issuance will be negotiated between the Parties.

5.0 INSTALLATION INTERVALS
The standard installation interval for all On-Net Services will be [**] calendar days if all optronic equipment necessary to provide the On-Net Services is already in place, and otherwise will be fourteen (14) calendar days. It is understood between the Parties that each Party will

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

provide Service on an individual case basis based on the requirements and expectations of the other Party and its capabilities. If a shorter installation interval is required that is less than the standard seven (7) or fourteen (14) days, as the case may be, the Party providing the Service will use best efforts to meet the expected Service date, and if it cannot meet the expected Service date, then such Party will make best efforts to negotiate in good faith the earliest Start of Service date possible with NEON.

6.0 CANCELLATION CHARGES
There will be no cancellation charge if the Circuit is canceled prior to the issuance of the DLR. If the Circuit is canceled after the DLR is issued but prior to the due date, the canceling Party shall pay one month's recurring changes.

7.0 INSTALLATION DELAY CREDITS
If a Service is ordered with an agreed upon due date and the due date is missed due to the fault of the Party providing the Service, the other Party will be entitled to a delay credit in the amount of [**] percent ([**]%) of the monthly recurring charge for that Circuit for each calendar day of delay. The delay credits for any Circuit will be capped at [**] percent ([**]%) of one month's monthly recurring cost for the Circuit.

                       APPENDIX 4.4.1(a) - NEON's SERVICES

DARK FIBER LEASES:

NEON leases dark fiber to communications carriers throughout most of the Northeastern United States.

NEON's Network encompasses approximately 1,000 route miles consisting of 65,000 fiber miles and passes through approximately 540 cities and towns and passes more than 200 POPs tandems and central offices in six Northeastern states. The Network footprint covers nearly 500,000 businesses and 18 million people.

The Company's primary cable routes are on utility rights-of-way. The utility infrastructure includes transmission and distribution plant, underground conduits, manholes, and building entries. NEON is a supplier of secure primary and redundant paths.

NEON's uses single mode fiber, TrueWave(R) and AllWave(R) fiber manufactured by Lucent Technologies.

LIT SERVICE LEASES:

NEON's Network offers carrier customers capacity, enhanced capabilities, route diversity, and near ubiquitous coverage in most of the Northeastern United States. NEON uses Nortel's OPTera - Long Haul in the NEON optical backbone.

NEON Lit Service leases include:

NEON's SONET Optical Interface
OC-3, OC-3c, OC-12, OC-12c, OC-48, OC-192, OC-"n" and DWDM
Scrambled NRZ line code
Standard intermediate reach (IR) or short reach (SR) interface as specified by
   TR-253
Optical wavelength (i.e. 1310 nm or 1550 nm)
1+1 Protection Ratio
SONET Electrical Interface
DS-3
STS-1

Lambda

NEON offers lambda services consisting of 2.5 Gb/s and 10 Gb/s wavelengths for long haul and metro systems.

NEON supports ATM, Frame and IP networks.

NEON employs Nortel Networks' latest generation Dense Wavelength Division Multiplexing (DWDM) technology that provides an initial capacity of up to 160 gigabit per second (Gb/s). This technology enables NEON to send 16 wavelengths of light through a single fiber. This transport OC-192 system, configured in a high survivable 4 fiber BLSR (Bidirection Line Switched Ring) topology is the leading SONET platform in the telecommunications industry.

NEON currently uses OC-48 (2.5 Gb/s) systems to serve as metropolitan on/off ramps to NEON's geographically diverse backbone.

NEON employs an Integrated Network Management (INM) system for 7x24 management and surveillance of its Network.

COLOCATION LEASES:

Carriers can lease colocation space within NEON's Points of Presence (POPs).

NEON's colocation products offer sites in 9 cities, including, among other sites.

Boston, MA                     Stamford, CT                 White Plains, NY
Springfield, MA                Manchester, NH               Portland, ME
Providence, RI                 Hartford, CT                 Dover, NH


NEON's "Carrier Class" colocation facilities include:

Climate Controlled Environments
Secure Premises
Back Power, UPS and on Site Emergency Generators

Custom colocation space planning is also provided by NEON, including:

Design and build to suit a customer's specifications.

Standard cabinet floor plan price:

Floor Plans and Specific Area Designs for racks and cabinets

AC and/or DC Power engineering
Overhead cable ladder layouts
Engineering of access to UPS

--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

                         APPENDIX 7.18(i) - NEON's POPs

LOCALITY             EXCHANGE            COMPANY                     DELIVERY      SW STREET
RHODE ISLAND

Providence           Providence          [**]                          [**]        [**]
                                         ====                          ====        ====
Providence           Providence          [**]                          [**]        [**]
                                         ====                          ====        ====
Green Hill           Green Hill          [**]                          [**]        [**]
                                         ====                          ====        ====

MAINE

Portland             Portland            [**]                          [**]        [**]
                                         ====                          ====        ====
Portland             Portland            [**]                          [**]        [**]
                                         ====                          ====        ====
Portland             Portland            [**]                          [**]        [**]
                                         ====                          ====        ====
Portland             Portland            [**]                          [**]        [**]
                                         ====                          ====        ====
Portland             Portland            [**]                          [**]        [**]
                                         ====                          ====        ====
Portland             Portland            [**]                          [**]        [**]
                                         ====                          ====        ====

NEW YORK

NYC                  NYC                 [**]                          [**]        [**]
                                         ====                          ====        ====
WCHZ  8              Mamaroneck          [**]                          [**]        [**]
                                         ====                          ====        ====
White Plains         White Plains        [**]                          [**]        [**]
                                         ====                          ====        ====
White Plains         White Plains        [**]                          [**]        [**]
                                         ====                          ====        ====
NYC                  NYC                 [**]                          [**]        [**]
                                         ====                          ====        ====
White Plains                             [**]                          [**]        [**]
                                         ====                          ====        ====
NYC                  NYC                 [**]                          [**]        [**]
                                         ====                          ====        ====

CONNECTICUT

Stamford             Stamford            [**]                          [**]        [**]
                                         ====                          ====        ====
Stamford             Stamford            [**]                          [**]        [**]
                                         ====                          ====        ====
Stamford             Stamford            [**]                          [**]        [**]
                                         ====                          ====        ====
Stamford             Stamford            [**]                          [**]        [**]
                                         ====                          ====        ====
Bridgeport           Bridgeport          [**]                          [**]        [**]
                                         ====                          ====        ====
Bridgeport           Bridgeport          [**]                          [**]        [**]
                                         ====                          ====        ====
New Haven            Hartford1           [**]                          [**]        [**]
                                         ====                          ====        ====
Hartford             Hartford            [**]                          [**]        [**]
                                         ====                          ====        ====
Hartford             Hartford            [**]                          [**]        [**]
                                         ====                          ====        ====
Hartford             Hartford            [**]                          [**]        [**]
                                         ====                          ====        ====
Manchester           Manchester          [**]                          [**]        [**]
                                         ====                          ====        ====
New Haven            Hartford1           [**]                          [**]        [**]
                                         ====                          ====        ====
New Haven                                [**]                          [**]        [**]
                                         ====                          ====        ====
New Haven                                [**]                          [**]        [**]
                                         ====                          ====        ====


--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

MASSACHUSETTS

Springfield          Springfield         [**]                          [**]        [**]
                                         ====                          ====        ====
Springfield          Springfield         [**]                          [**]        [**]
                                         ====                          ====        ====
Springfield          Springfield         [**]                          [**]        [**]
                                         ====                          ====        ====
Springfield          Springfield         [**]                          [**]        [**]
                                         ====                          ====        ====
Springfield          Springfield         [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Cambridge            Cambridge           [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Boston               Boston              [**]                          [**]        [**]
                                         ====                          ====        ====
Lowell               Lowell              [**]                          [**]        [**]
                                         ====                          ====        ====
Framingham           Framingham          [**]                          [**]        [**]
                                         ====                          ====        ====
Lawrence             Lawrence            [**]                          [**]        [**]
                                         ====                          ====        ====
Hudson, NH           Lawrence            [**]                          [**]        [**]
                                         ====                          ====        ====

NEW HAMPSHIRE

Keene                Keene               [**]                          [**]        [**]
                                         ====                          ====        ====
Keene                Keene               [**]                          [**]        [**]
                                         ====                          ====        ====
Manchester           Manchester          [**]                          [**]        [**]
                                         ====                          ====        ====
Manchester           Manchester          [**]                          [**]        [**]
                                         ====                          ====        ====
Nashua               Nashua              [**]                          [**]        [**]
                                         ====                          ====        ====
Nashua               Nashua              [**]                          [**]        [**]
                                         ====                          ====        ====
Portsmouth           Portsmouth          [**]                          [**]        [**]
                                         ====                          ====        ====
Dover                Dover               [**]                          [**]        [**]
                                         ====                          ====        ====
Dover                Dover               [**]                          [**]        [**]
                                         ====                          ====        ====
Portsmouth           Portsmouth          [**]                          [**]        [**]
                                         ====                          ====        ====
Portsmouth           Portsmouth          [**]                          [**]        [**]
                                         ====                          ====        ====
Nashua               Nashua              [**]                          [**]        [**]
                                         ====                          ====        ====


--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

         LSOs THAT THE PARTIES DESIRE TO CONNECT - PENDING NEON EXPANSION

       LOCALITY             EXCHANGE             COMPANY              DELIVERY             SW STREET
RHODE ISLAND

S. Providence          Providence         [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Cranston               Providence         [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Warwick                Providence         [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Pawtucket              Pawtucket          [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====

MAINE

S. Portland            Portland           [**]                       [**]       [**]       [**]
Biddeford              Portland           [**]                       [**]       [**]       [**]

CONNECTICUT

Bridgeport             Bridgeport         [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Waterbury              Waterbury          [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Norwalk                Norwalk            [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Danbury                Danbury            [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Windsor Locks          Windsor Lks.       [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Greenwich              Greenwich                            [**]     [**]       [**]       [**]
                                                            ====     ====       ====       ====

MASSACHUSETTS

Worcester              Worcester          [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Worcester              Worcester          [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Quincy                 Quincy             [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Amherst                Amherst            [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====
Framingham             Framingham         [**]                       [**]       [**]       [**]
                                          ====                       ====       ====       ====


--------------------------------------------------------------------------------
    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
--------------------------------------------------------------------------------

           APPENDIX 7.18(ii) - CEC's Carrier POPs and LSOs List

PRIORITY A

-------- ----------------------- ------------------- --------------------------
               CARRIER(S)               TYPE                       ADDRESS

-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
1        UUNET                   Carrier Hotel       [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
2        AT&T Local, SAVVIS      POP/Carrier Hotel   [**]

-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
3        Broadwing               Carrier Hotel       [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
4        Various                 Carrier Hotel       [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
5        Various                 Carrier Hotel       [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
6        AT&T                    Carrier Hotel       [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
7        Various                 Carrier Hotel       [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
8        Various                 Carrier Hotel       [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
9        Verizon                 Tandem              [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
10       UUNET                   WCOM POP            [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
11       C&W, T-W, HNet          POP                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
12       BAGNI                   POP                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
13       MFS                     POP                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------

PRIORITY B

-------- ----------------------- ------------------- --------------------------
               CARRIER(S)               TYPE                       ADDRESS

-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
1        AT&T                    POP                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
2                                Carrier Hotel       [**]

-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
3        Verizon                 LSO                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
4        Verizon                 LSO                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
5        Verizon                 LSO                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
6        Verizon                 LSO                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
7        Verizon                 LSO                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
8        Verizon                 LSO                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
9        Verizon                 LSO                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
10       Verizon                 LSO                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
11       Verizon                 LSO                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
12                               Carrier Hotel       [**]

-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
13       Verizon                 LSO                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------

SUBSTITUTE BUILDINGS

-------- ----------------------- ------------------- --------------------------
                CARRIER                 TYPE                       ADDRESS

-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
1        Verizon                 LSO                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
2        Verizon                 LSO                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
3        Verizon                 LSO                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
4        Verizon                 LSO                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
5        Verizon                 LSO                 [**]
                                                     ====
-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
6                                POP                 [**]

-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
7                                                    [**]

-------- ----------------------- ------------------- --------------------------
-------- ----------------------- ------------------- --------------------------
8                                                    [**]

-------- ----------------------- ------------------- --------------------------


* Buildings may be substituted among the lists upon the written mutual agreement of CEC and NEON.

                                   -56-